                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                              BEDFORD PROPERTY INVESTORS, INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
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
                                 [LOGO]

                                     [LOGO]

Dear Stockholder:

    The directors and officers join me in extending to you a cordial invitation to attend our Annual Meeting of Stockholders. This meeting will be held on Wednesday, May 13, 1998 at 1:00 p.m. at the Lafayette Park Hotel, 3287 Mount Diablo Boulevard, Lafayette, California.

    Enclosed please find the Notice of Meeting, Proxy Statement and Proxy Card. At this Meeting we are seeking to elect seven directors, all of whom will be elected by the Stockholders, voting as a single class. Additionally, the Stockholders will be asked to approve the amendment and restatement of the Company's 1992 Directors' Stock Option and Employee Stock Option Plans. The Stockholders will also be asked to ratify the appointment of KPMG Peat Marwick LLP as the Company's independent public accountants for the upcoming year.

    Your management and Board of Directors unanimously recommend that you vote FOR all nominees for directors and FOR the other proposals.

    Please take time to review and vote on each proposal. Your vote is important. Please remember to return your Proxy Card.

    I hope to see you at the Annual Meeting.

Very truly yours,

           [LOGO]
Peter B. Bedford
CHAIRMAN OF THE BOARD AND
CHIEF EXECUTIVE OFFICER

                                 [LOGO]

                        BEDFORD PROPERTY INVESTORS, INC.
                              270 LAFAYETTE CIRCLE
                              LAFAYETTE, CA 94549

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 13, 1998

                            ------------------------

TO THE STOCKHOLDERS:

    The Annual Meeting of Stockholders of Bedford Property Investors, Inc., a Maryland corporation (the "Company"), will be held at the Lafayette Park Hotel, 3287 Mount Diablo Boulevard, Lafayette, California, on Wednesday, May 13, 1998, at 1:00 p.m. local time, to consider the following proposals:

    1. Election by the holders of the Common Stock of seven directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualify;

    2. To approve the amendment and restatement of the Company's 1992 Directors' Stock Option Plan, including the increase in the number of shares of Common Stock reserved for issuance thereunder by 500,000 shares;

    3. To approve the amendment and restatement of the Company's Employee Stock Option Plan, including the increase in the number of shares of Common Stock reserved for issuance thereunder by 2,100,000 shares;

    4. To ratify the appointment by the Board of Directors of the Company's independent public accountants for the year ending December 31, 1998; and

    5.  To transact such other business as may properly come before the meeting.

    Only stockholders of record at the close of business on March 23, 1998 are entitled to notice of and to vote at the meeting and any adjournment or postponement thereof.

    STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. THE PRESENCE AT THE MEETING, IN PERSON OR BY PROXY, OF STOCK HOLDERS ENTITLED TO CAST A MAJORITY OF ALL THE VOTES ENTITLED TO BE CAST AT THE MEETING WILL CONSTITUTE A QUORUM. THIS PROXY STATEMENT IS ACCOMPANIED BY A PROXY CARD. IF YOU CANNOT ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE.

                                          By Order of the Board of Directors

                                                         [LOGO]
                                          DENNIS KLIMMEK
                                          SECRETARY

April 7, 1998
Lafayette, California

                        BEDFORD PROPERTY INVESTORS, INC.
                              270 LAFAYETTE CIRCLE
                              LAFAYETTE, CA 94549

                            ------------------------

                                PROXY STATEMENT

                             ---------------------

                                  MAY 13, 1998
                         ANNUAL MEETING OF STOCKHOLDERS
                                  INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board of Directors" or the "Board") of Bedford Property Investors, Inc., a Maryland corporation (the "Company"), of proxies from the holders (the "Common Stockholders") of the Company's issued and outstanding shares of Common Stock, par value $.02 per share (the "Common Stock"), to be exercised at the Annual Meeting of Stockholders to be held on Wednesday, May 13, 1998, at 1:00 p.m., local time, and at any adjournment(s) or postponement(s) of such meeting (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Unless otherwise indicated, all information contained in this Proxy Statement, including, but not limited to, Common Stock share numbers and per share amounts, reflects the conversion of all of the Company's Series A Convertible Preferred Stock to Common Stock effected on October 14, 1997.

    The purpose of the Annual Meeting is to consider and act upon the following proposals:

    1. Election by the holders of Common Stock of seven directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualify;

    2. To approve the amendment and restatement of the Company's 1992 Directors' Stock Option Plan, including the increase in the number of shares of Common Stock reserved for issuance thereunder by 500,000 shares;

    3. To approve the amendment and restatement of the Company's Employee Stock Option Plan, including the increase in the number of shares of Common Stock reserved for issuance thereunder by 2,100,000 shares;

    4. To ratify the appointment by the Board of Directors of the Company's independent public accountants for the year ending December 31, 1998; and

    5. To transact such other business as may properly be brought before the Annual Meeting.

    This Proxy Statement and the enclosed Proxy Card are being mailed to the Common Stockholders on or about April 7, 1998.

    The holders of record of the shares of Common Stock at the close of business on March 23, 1998 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting in relation to proposals 1, 2, 3 and 4, above, on which they will vote as a class. At the close of business on the Record Date, 22,583,867 shares of Common Stock were outstanding (the "Outstanding Stock"), each of which is entitled to cast one vote.

    The presence at the Annual Meeting, in person or by proxy, of Common Stockholders holding shares entitled to cast a majority for each proposal of all the votes entitled to be cast at the Annual Meeting shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes (i.e., votes not cast by a broker or other record holder in "street" or nominee name solely because such record holder does not have discretionary authority to vote on the matter) will be counted toward the presence of a quorum. The directors (Proposal 1) will be elected by a plurality of all the votes cast at the Annual Meeting. Accordingly, abstentions as to the election of directors will not affect the election of the candidates receiving a plurality of votes. The affirmative vote of a majority of all the votes cast by holders of Common Stock is necessary for approval of the amendments to both the Directors' Stock Option Plan and the Employee Stock Option Plan and for ratification of the appointment of independent public accountants for the fiscal year ending December 31, 1998 (Proposals 2, 3 and 4, respectively). Abstentions as to these proposals will not be counted as votes cast and will have no effect on the result of the votes on these proposals.

    Under the Maryland General Corporation Law ("MGCL"), holders of shares of Outstanding Stock will not be entitled to appraisal rights with respect to such shares with respect to any of the proposals.

    All expenses in connection with the solicitation of proxies will be borne by the Company. In addition to solicitation by mail, officers and directors of the Company may also solicit proxies by mail, telephone, facsimile or in person. Additionally, the Company may retain the services of a professional proxy solicitation firm to assist in the solicitation of proxies, at a cost of approximately $5,000 plus expenses, which would be borne by the Company.

    This proxy statement is accompanied by a proxy card for use by the Common Stockholders. The shares of Common Stock represented by properly executed proxy cards will be voted at the Annual Meeting as indicated or, if no instruction is given, in favor of proposals 1, 2, 3 and 4. The Company does not presently know of any other business which may come before the Annual Meeting. Any person giving a proxy has the right to revoke it at any time before it is exercised (a) by filing with the Secretary of the Company a duly signed revocation or proxy bearing a later date or (b) by voting in person at the Annual Meeting.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

    The Company's Board of Directors is currently composed of seven members. Accordingly, the Common Stockholders, voting as a class, have the right to elect all seven members to the Board of Directors to serve until the next annual meeting of Common Stockholders and until their respective successors are duly elected and qualified.

    The Board of Directors has nominated the seven individuals listed below to serve as directors of the Company. Management knows of no reason why any of these nominees would be unable or unwilling to serve, but if any nominee should be unable or unwilling to serve, the proxies will be voted for the election of such other persons for the office of director as management may recommend in the place of such nominee.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMMON STOCKHOLDERS VOTE "FOR" THE SEVEN NOMINEES LISTED BELOW.

NAME                            AGE                 BUSINESS EXPERIENCE DURING PAST FIVE YEARS              DIRECTOR SINCE
--------------------------      ---      -----------------------------------------------------------------  ---------------
Claude M. Ballard                   68   Mr. Ballard is also a Trustee of The Urban Land Institute and a            1992
                                           Limited Partner of the Goldman Sachs Group, L.P. Mr. Ballard
                                           also serves on the Board of Directors of CBL & Associates, a
                                           REIT, and Taubman Center Properties, Inc., a REIT. He is also a
                                           Trustee of Mutual Life Insurance Company of New York, the
                                           Chairman of Merit Equity Partners, Inc., a property acquisition and management company, and a Director of Horizon Hotels, Inc., a hotel ownership and management company. Mr. Ballard attended
                                           Memphis State University and the University of Tennessee.

Peter B. Bedford                    60   Mr. Bedford has been Chairman of the Board since May 1992 and              1991
                                           Chief Executive Officer since November 1992. Mr. Bedford has been engaged in the commercial real estate business, primarily in the Western United States, for over 36 years and has been responsible for the acquisition, ownership, development and management of an aggregate of approximately 19 million square feet of industrial, office and retail properties, as well as land, in 14 states. Mr. Bedford serves on the board of
                                           directors of Bank of America Corporation, Bixby Ranch Company,
                                           a real estate investment company, and First American Title
                                           Guarantee Co., a title insurance company. Mr. Bedford is the recipient of numerous awards recognizing his contributions to the real estate industry and serves as a governor of the Urban
                                           Land Foundation and an overseer of the Hoover Institution. His previous experience also includes serving as Vice Chairman of the National Realty Committee and of the Hoover Institution and
                                           as Chairman of the Real Estate Advisory Board of the Wharton
                                           School of Business.

NAME                            AGE                 BUSINESS EXPERIENCE DURING PAST FIVE YEARS              DIRECTOR SINCE
--------------------------      ---      -----------------------------------------------------------------  ---------------
                                           Mr. Bedford received his B.A. in Economics from Stanford
                                           University.

Anthony M. Downs                    67   Mr. Downs is a Senior Fellow at the Brookings Institution, a               1992
                                           non-profit policy research organization. Mr. Downs serves on the Board of Directors of each of Pittway Corporation, a
                                           holding company with equity interests in publishing and
                                           manufacturing entities, General Growth Properties, Inc., a
                                           REIT, Massachusetts Mutual Life Insurance Co., the Urban
                                           Institute, the NAACP Legal and Educational Defense Fund, Inc.,
                                           the National Housing Partnership Foundation, a developer of low-income housing, the Urban Land Institute, Counselors of
                                           Real Estate and the Essex Property Trust, Inc. Mr. Downs
                                           received a B.A. in International Relations and Political Theory
                                           from Carleton College and an M.A. and Ph.D. in Economics from
                                           Stanford University.

Thomas G. Eastman                   51   Mr. Eastman is the owner of Forrester Capital, LLC which makes             1995
                                           venture capital investments in real estate-related businesses.
                                           Prior to forming Forrester Capital he was Co-Chairman and a founder of Aldrich Eastman Waltch, a national real estate
                                           investment advisor. Mr. Eastman continues as a member of the
                                           Advisory Boards of AEW Capital Management and of AEW
                                           International, which invests in emerging markets. He is on the
                                           Board of Directors or of Advisors of a number of other real estate companies, including those in which he has invested. Mr.
                                           Eastman was Chairman of the National Association of Real Estate
                                           Investors and is a member of the Urban Land Institute. Mr.
                                           Eastman received a B.A. from Stanford University and an M.B.A.
                                           from Harvard University.

Anthony M. Frank                    66   Mr. Frank served as Postmaster General of the United states from           1992
                                           1988 to 1992 and as Chairman and Chief Executive Officer of
                                           First Nationwide Bank from 1971 to 1988. Prior to that time, he was Chairman of the Federal Home Loan Bank of San Francisco,
                                           Chairman of the California Housing Finance Agency, Chairman of
                                           Independent Bancorp of Arizona, and the first Chairman of the
                                           Federal Home Loan Mortgage Corporation Advisory Board.
                                           Currently, he is Chairman of Acrogen, Inc., a biotechnology company; Chairman of Belvedere Capital Partners; and serves on the Board of Directors of Crescent Real Estate Equities, a
                                           REIT; Irvine Apartment Communities, a REIT; Charles Schwab &
                                           Co., a brokerage firm; Temple-Inland, Inc., a forest products company; General American Investors Company, Inc., a
                                           publicly-traded closed-end investment fund; and Cotelligent,
                                           Inc., an information technology

NAME                            AGE                 BUSINESS EXPERIENCE DURING PAST FIVE YEARS              DIRECTOR SINCE
--------------------------      ---      -----------------------------------------------------------------  ---------------
                                           services company. Mr. Frank received a B.A. from Dartmouth
                                           College and an M.B.A. from the Tuck School of Business at
                                           Dartmouth.

Thomas H. Nolan, Jr.                40   Mr. Nolan is a Managing Director of AEW Capital Management, L.P.           1995
                                           (AEW), a national real estate investment adviser. Mr. Nolan joined AEW in 1984. Mr. Nolan's responsibilities include the oversight of investments made by certain partnerships managed by AEW. In that capacity he serves on a number of boards of private companies and has formerly served on the Board of
                                           Directors of Crocker Trust, Inc., a REIT, and the Partnership
                                           Committee of the Taubman Realty Group L.P. Mr. Nolan earned a
                                           B.B.A. in Business Administration from the University of
                                           Massachusetts.

Martin I. Zankel, Esq.              64   Mr. Zankel has been a Director of the Company since May 1992. He           1992
                                           is Senior Principal in the law firm of Bartko, Zankel, Tarrent
                                           & Miller. In addition, Mr. Zankel has more than 35 years
                                           experience as a real estate investor and developer, including
                                           President of Independent Holdings, Inc., a real estate
                                           development company; Chairman of the Board and Chief Executive
                                           Officer of Landsing Pacific Fund, Inc., a REIT (ASE); and
                                           Managing Member of ZORO, LLC, a developer of San Francisco multimedia real estate facilities. Mr. Zankel is the Chairman of the Board of Trustees of the Berkeley Repertory Theatre. He
                                           received a B.S. in Economics from the Wharton School of
                                           Commerce and Finance at the University of Pennsylvania and a
                                           J.D. from the Hastings College of the Law at the University of
                                           California in San Francisco.

COMPENSATION OF DIRECTORS

    Members of the Board of Directors who are not employees of the Company are currently paid an annual retainer fee of $17,500 and an additional fee of $2,500 for each Board meeting attended. Any non-employee Director attending in person a duly constituted meeting of a committee of the Board of Directors of which such Director is a member receives, in addition to any other fees to which he may be entitled, a separate meeting attendance fee equal to $2,500 for his or her attendance in person at any such committee meeting not held on the same day, the day preceding or the day following a regular or special meeting of the Board of Directors. Any non-employee member of the Board of Directors who participates in a regular or special meeting of the Board of Directors by conference telephone or similar communications equipment receives $600 for each such meeting. Non-Employee Directors are reimbursed for out-of-pocket expenses in connection with attendance at meetings. If a non-employee member of the Board of Directors travels to conduct a site inspection of a property to be acquired by the Company, he is paid $1,000 per day and reimbursed for related travel expenses. Non-employee Directors receive no other cash compensation for their services on behalf of the Company. Pursuant to the Company's Amended and Restated 1992 Directors' Stock Option Plan, all Directors (whether or not employed by the Company) receive annual grants of 10,000 stock options and newly elected members receive 25,000 stock options.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

    The Board of Directors held four regular meetings and no special meeting during 1997. Each member of the Board of Directors attended at least 75% of the aggregate number of meetings of the Board of Directors and the committees of the Board of which he was a member during the last year.

    The Company has an Audit Committee which consists of Messrs. Ballard (Chairman), Downs, Frank and Nolan. The Audit Committee reviews the internal control of the Company and reviews the services performed and to be performed by the independent auditors of the Company during the year. The members of the Audit Committee also meet regularly with the independent auditors to review the scope and results of the annual audit. The Audit Committee met twice during 1997.

    The Company also has a Compensation Committee which consists of Messrs. Downs (Chairman), Ballard, Eastman and Frank. The Compensation Committee is primarily responsible for reviewing compensation to be paid to officers of the Company and for the administration of the Amended and Restated Employee Stock Option Plan (the "Employee Plan"). The Compensation Committee met twice during 1997.

    The Company also has a Nominating Committee which consists of Messrs. Bedford (Chairman), Eastman, Frank and Zankel. The Nominating Committee is responsible for submitting nominations for the directors, elections for whom are held at the annual meeting of Stockholders. The Nominating Committee does not consider nominees proposed by Stockholders. The Nominating Committee met once during 1997.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The members of the Compensation Committee during 1997 were Messrs. Downs, Ballard, Eastman and Frank. None of these individuals were officers or employees of the Company at any time during the year ended December 31, 1997, nor have any of these individuals ever been an officer of the Company or any of its subsidiaries. In addition, none of the executive officers of the Company served on the compensation committee of another entity or as a director of an entity which employs any of the members of the Compensation Committee.

    Martin I. Zankel, a director of the Company, and his associates provided legal services to the Company for which his firm was paid, in the aggregate, $205,826 in 1997.

                                   PROPOSAL 2
                              PROPOSAL TO APPROVE
           THE AMENDED AND RESTATED 1992 DIRECTORS' STOCK OPTION PLAN

    The stockholders are being asked to approve the Amended and Restated 1992 Directors' Stock Option Plan (the "Director Plan"), which was adopted by the Board effective September 4, 1997, subject to stockholder approval. The amendment and restatement of the Director Plan is intended (i) to permit directors to defer receipt of their annual retainers and meeting fees and receipt of the shares of Common Stock otherwise deliverable upon exercise of their stock options, (ii) to reduce the number of stock options granted to directors upon their initial election to the Board, (iii) to clarify certain ambiguities in the prior version of the Director Plan and (iv) to increase the number of shares of Common Stock reserved for issuance under the Director Plan from 500,000 to 1,000,000 shares. The full text of the Director Plan (as amended and restated) is included as Appendix 1. Below is a summary of certain key provisions of the Director Plan, which is qualified in its entirety by reference to the text of the attached plan document.

DESCRIPTION OF THE DIRECTOR PLAN

    PURPOSE. The Director Plan provides for automatic grants of stock options to the Company's directors. The overall purpose of the Director Plan is to promote the Company's long-term growth and financial success by attracting, motivating and retaining directors of outstanding ability, and to foster a greater identity of interest between the Company's directors and stockholders. As described above, the purpose of the proposed amendment and restatement of the Director Plan is (i) to permit directors to defer receipt of their annual retainers and meeting fees and receipt of the shares of Common Stock otherwise deliverable upon exercise of their stock options, (ii) to reduce the number of stock options granted to directors upon their initial election to the Board,
(iii) to clarify certain ambiguities in the prior version of the Director Plan and (iv) to increase the number of shares of Common Stock reserved for issuance under the Director Plan from 500,000 to 1,000,000 shares.

    ELIGIBILITY. All directors of the Company may participate in the Plan, including directors who are also employees of the Company.

    SHARES RESERVED FOR ISSUANCE. A total of 110,000 shares of Common Stock are presently available for issuance under the Director Plan. If an option lapses, expires or is otherwise terminated without the issuance of shares, or if shares are tendered to pay the exercise price of an option or withheld to satisfy any applicable withholding tax obligation, the shares underlying the lapsed, expired or terminated option or the shares so tendered or withheld will not reduce the aggregate number of shares available for issuance under the Plan. Authorized and unissued shares of Common Stock will be issued under the Director Plan. The number of shares available for issuance will be adjusted if there is a change in the Company's capitalization, a merger, or a similar transaction.

    GRANTS OF STOCK OPTIONS. On the date of a director's initial election to the Board, a director will be granted an option to purchase 25,000 shares of Common Stock. At each annual meeting during the term of the Director Plan, each individual who has continuously served as a director for a period ending on the date of the annual meeting and who is reelected at such annual meeting or who will otherwise continue to serve on the Board following the annual meeting will receive an option to purchase 10,000 shares of Common Stock. All options will have an exercise price equal to the fair market value of the Common Stock on the date of grant and will become vested and exercisable six months after the date of grant.

    DEFERRALS.

    IN GENERAL. The Director Plan permits directors to defer some or all of their annual retainer and meeting fees. Any amount so deferred will be converted into either phantom cash amounts or phantom stock units (or a combination thereof) and credited to a bookkeeping account established by the Company for this purpose. In addition, the Director Plan permits directors to defer receipt of the shares otherwise deliverable to them upon exercise of their options. Such deferred shares will be credited to the director's bookkeeping account in the form of phantom stock units.

    PHANTOM STOCK UNITS. In connection with the deferral of director's fees, the number of phantom stock units to be credited to a director's bookkeeping account will be determined by dividing the amount of the deferred fees by the fair market value of a share of Common Stock as of the date of crediting. One phantom stock unit will be credited to a director's bookkeeping account for each share of stock the receipt of which is deferred by a director upon the exercise of a stock option. In the event that the Company pays a dividend or makes a distribution in respect of the Common Stock, a director's bookkeeping account will be credited with an additional number of phantom stock units determined by dividing the amount of cash or the value of property distributed by the fair market value of a share of Common Stock as of the date of such dividend payment or distribution. Phantom stock units will be settled through the delivery to the director of a corresponding number of shares of Common Stock on the payment date or dates selected by the director in connection with the director's initial deferral election.

    PHANTOM CASH AMOUNTS. Phantom cash amounts credited to a director's account will be credited with notional interest as of the last day of each month at an annual rate of interest equal to the "applicable federal rate" for short-term loans with monthly compounding, as promulgated by the Internal Revenue Service under Section 1274 of the Internal Revenue Code of 1986, as amended (the "Code"). Phantom cash amounts will be settled in cash on the payment date or dates selected by the director in connection with the director's initial deferral election.

    DISTRIBUTION. Payment of deferred benefits in a director's deferred compensation account must commence on the date specified in the deferral election form (or earlier if the director ceases to be a member of the Board and does not continue as an employee of the Company) and may be made in either a lump sum or through no more than five annual installments.

    TERMINATIONS OF SERVICE. If a director's service on the Board terminates by reason of the director's death or disability, the director's vested options will remain outstanding and the director's beneficiary may exercise the options at any time through the first anniversary of the director's termination of service. If a director ceases to be a member of the Board for any reason other than death or disability and does not continue as an employee of the Company, the director's options will be exercisable by the director for a period of three months, to the extent vested at the time of termination of service. A director's deferred benefits will be paid to the director immediately in one lump sum in the event of the director's death. If a director's service on the Board terminates in any other manner, the director's deferred benefit will be paid in accordance with the director's distribution election.

    ADMINISTRATION. The Chief Financial Officer (or another person appointed by the Chief Executive Officer) (the "ADMINISTRATOR") will administer the Director Plan. The Administrator will have authority to adopt rules and regulations that it considers necessary or appropriate to carry out the purposes of the Director Plan and to interpret and construe the provisions of the Plan.

    AMENDMENT AND TERMINATION. The Board will have authority to amend or terminate the Director Plan at any time. However, the Board may not, without stockholder approval, increase the number of shares available for issuance under the Director Plan.

    TERM. Unless terminated earlier by the Board, the Director Plan will expire on May 19, 2002. No further stock options will be awarded under the Director Plan after that date.

    STOCK PRICE. On March 27, 1998, the closing price of the Common Stock on the New York Stock Exchange was $19 7/16.

    FEDERAL INCOME TAX CONSEQUENCES.

    STOCK OPTIONS. The grant of a stock option has no immediate federal income tax effect. The director will not recognize taxable income and the Company will not receive a tax deduction. In general, when the director exercises the option, the director will recognize ordinary income and the Company will receive a tax deduction, in each case measured by the difference between the exercise price and the fair market value of the shares on the date of exercise. When the director sells Common Stock obtained from exercising a stock option, any gain or loss will be taxed as a capital gain or loss (long-term or short-term, depending on how long the shares have been held).

    DEFERRALS. A director will not recognize taxable income when the director defers fees or the receipt of shares upon exercise of an option. A director will recognize ordinary income equal to the amount of cash and the fair market value of the Common Stock distributed to the director from the director's deferral account at the time of such distribution. When the director sells Common Stock distributed from the director's deferral account, any gain or loss will be taxed as a capital gain or loss (long-term or short-term, depending on how long the shares have been held).

VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF DIRECTORS

    The Board believes that increasing the number of shares available for issuance under the Amended and Restated 1992 Directors' Stock Option Plan will provide the Company with equity award opportunities to attract, retain and motivate the best available talent for the successful direction of the management of its business, and more fully align the interests of management with those of the public shareholders. The affirmative vote of a majority of all the votes cast by holders of Common Stock is necessary for approval of the Amended and Restated 1992 Directors' Stock Option Plan. Abstentions as to this proposal will not be counted as votes cast and will have no effect on the result of the vote on this proposal. THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE AMENDED AND RESTATED 1992 DIRECTORS' STOCK OPTION PLAN. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, PROXIES SOLICITED IN CONNECTION WITH THIS PROXY STATEMENT WILL BE SO VOTED.

                                   PROPOSAL 3
                              PROPOSAL TO APPROVE
                  THE AMENDED AND RESTATED EMPLOYEE STOCK PLAN
                   (FORMERLY THE EMPLOYEE STOCK OPTION PLAN)

    The stockholders are being asked to approve the Amended and Restated Employee Stock Plan (formerly the Employee Stock Option Plan) (the "Employee Plan"), which amendment and restatement was adopted by the Board effective as of January 1, 1998, subject to stockholder approval. The amendment and restatement of the Employee Plan is intended (i) to enable the Compensation Committee of the Board (the "Compensation Committee") to grant additional types of equity-based incentive awards, including options, stock appreciation rights and restricted stock ("Awards"), to officers, employees and consultants of the Company, (ii) to clarify certain ambiguities in the prior version of the Employee Plan and (iii) to increase the number of shares reserved for issuance under the Employee Plan by 2,100,000 shares.

    In addition, the amendment and restatement of the Employee Plan, which is described in more detail below, also made other changes necessary or advisable to permit compliance of certain Awards with Section 162(m) of the Code. Section 162(m) of the Code limits the amount of compensation paid to executive officers that may be deducted for federal income tax purposes in any year to $1 million, unless the compensation qualifies as "performance-based" compensation. The full text of the Employee Plan (as amended and restated) is included as Appendix 2. Below is a summary of certain key provisions of the Employee Plan, which is qualified in its entirety by reference to the text of the attached plan document.

DESCRIPTION OF THE EMPLOYEE PLAN

    PURPOSE. The overall purpose of the Employee Plan is to attract and retain the services of qualified individuals for positions of responsibility and to secure for the Company the benefits of the incentives inherent in increased ownership of Common Stock by such individuals. The amendment and restatement of the Employee Plan is intended (i) to enable the Compensation Committee to grant additional types of equity-based incentive awards, including options, stock appreciation rights and restricted stock, to officers, employees and consultants of the Company, (ii) to clarify certain ambiguities in the prior version of the Employee Plan, and (iii) to increase the number of shares reserved for issuance under the Employee Plan from 900,000 to 3,000,000 shares.

    ELIGIBILITY. All officers, employees and consultants of the Company are eligible to receive Awards under the Employee Plan.

    SHARES AVAILABLE FOR ISSUANCE. There are no shares of Common Stock currently available for issuance under the Employee Plan. All shares of Common Stock underlying Awards granted pursuant to the Employee Plan, including all Awards of restricted stock granted by the Company, will be counted against the limit. If an Award lapses, expires or is otherwise forfeited without the issuance of shares, or if shares are tendered to pay the exercise price of an Award or withheld to satisfy an employee's withholding obligation with respect to an Award, the shares underlying the lapsed, expired or forfeited Award or the shares so tendered or withheld will not reduce the aggregate number of shares available for issuance under the Employee Plan. Authorized and unissued shares of Common Stock will be issued under the Employee Plan. The number of shares available for issuance will be adjusted if there is a change in the Company's capitalization, a merger, or a similar transaction.

    AWARDS.  The following types of Awards are contemplated under the Employee
Plan:

    STOCK OPTIONS. Stock options may be either incentive stock options within the meaning of Section 422 of the Code or nonqualified stock options. The term of a stock option may not be longer than ten years, and the exercise price of an option may not be less than 85% of the fair market value of a share of

Common Stock at the time of grant (100% in the case of incentive stock options). The exercise price of a stock option may be paid in cash, previously owned shares of Common Stock or through a broker-assisted cashless exercise procedure.

    STOCK APPRECIATION RIGHTS. Each stock appreciation right entitles a participant to receive the excess, if any, of the fair market value of a share of Common Stock on the date of exercise over the base price of the stock appreciation right. At the discretion of the Compensation Committee, payments to an employee upon exercise of a stock appreciation right may be made in cash, shares of Common Stock or both. The Committee may grant stock appreciation rights alone or together with stock options. If a stock appreciation right is granted in tandem with a stock option, the stock appreciation right may not be exercised prior to, or later than, the time the related option could be exercised.

    RESTRICTED STOCK. A share of restricted stock entitles a participant to receive a share of Common Stock at a specified vesting date, subject to vesting criteria and, in the discretion of the Compensation Committee, performance criteria. Grants of restricted stock to employees of the Company made by the Compensation Committee in 1997 will be counted against the grant limit described above.

    ADMINISTRATION. The Compensation Committee administers the Employee Plan and has the authority to select the participants, and determine the type, number and other terms and conditions of the Awards including, but not limited to, the ability of the participant to defer the receipt of shares of Common Stock otherwise deliverable upon the exercise of an option. The Compensation Committee may prescribe award agreements, establish rules and regulations for the administration of the Employee Plan, construe and interpret the terms of the Employee Plan and the award documents and make all other decisions or interpretations as the Compensation Committee may deem necessary. Amendment and Termination. The Board will have authority to amend or terminate the Employee Plan at any time. However, the Board may not, without stockholder approval, increase the number of shares available for issuance.

    TERM. Unless terminated earlier by the Board, the Employee Plan will expire on April 30, 2003. No further Awards will be granted under the Employee Plan after that date.

    STOCK PRICE. On March 27, 1998, the closing price of the Common Stock on the New York Stock Exchange was $19 7/16.

    NEW PLAN BENEFITS. Awards under the Employee Plan are authorized by the Compensation Committee in its sole discretion. For this reason it is not possible to determine the benefits or amounts that will be received by any particular employees or group of employees in the future. Grants of Awards that were made during the Company's fiscal year ending December 31, 1997 to the Company's Named Executive Officers are described elsewhere in this proxy statement. During the Company's fiscal year ending December 31, 1997, (i) 285,000 stock options and 38,000 shares of restricted stock were granted to all executive officers of the Company as a group and (ii) 198,000 stock options and 4,500 shares of restricted stock were granted to all employees of the Company as a group (excluding executive officers). Non-employee directors of the Company are not eligible to receive Awards under the Employee Plan. As amended and restated, the Employee Plan provides that Awards covering no more than 400,000 shares of Common Stock may be granted to an eligible participant in any fiscal year.

    FEDERAL INCOME TAX CONSEQUENCES.

    NONQUALIFIED STOCK OPTIONS. The grant of a nonqualified stock option has no immediate federal income tax effect. The employee will not recognize taxable income and the Company will not receive a tax deduction. In general, when the employee exercises the option, the employee will recognize ordinary income and the Company will receive a tax deduction, in each case measured by the difference between the exercise price and the fair market value of the shares on the date of exercise. When the employee sells

Common Stock obtained from exercising a stock option, any gain or loss will be taxed as a capital gain or loss (long-term or short-term, depending on how long the shares have been held).

    INCENTIVE STOCK OPTIONS. When an employee is granted an incentive stock option, or when the employee exercises the option, the employee will generally not recognize taxable income (except for purposes of the alternative minimum tax) and the Company will not receive a tax deduction. If the employee holds the shares of Common Stock for at least two years from the date of grant and one year from the date of exercise, any gain or loss upon a subsequent disposition of the shares will be treated as long-term capital gain or loss.

    STOCK APPRECIATION RIGHTS. When an employee is granted a stock appreciation right, the employee will generally not recognize taxable income and the Company will not receive a tax deduction. When the employee exercises the stock appreciation right, the employee will recognize ordinary income and the Company will receive a tax deduction equal to the value of the cash or stock paid to the employee in settlement of the stock appreciation right.

    RESTRICTED STOCK. When an employee is granted restricted stock, the employee will generally not recognize taxable income and the Company will not receive a tax deduction. Upon the lapse of the risk of forfeiture or restrictions on transferability applicable to the Common Stock comprising the Award of restricted stock, the employee will be taxed at ordinary income rates on the then fair market value of the Common Stock and a corresponding deduction will be allowable to the Company (subject to Section 162(m) of the Code). When the employee subsequently sells the Common Stock underlying the Award of restricted stock, any gain or loss will be taxed as a capital gain or loss (long-term or short-term, depending on how long the shares have been held).

VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF DIRECTORS

    The Board believes that increasing the number of shares available for issuance under the Amended and Restated Employee Stock Plan will provide the Company with equity award opportunities to attract, retain and motivate the best available talent for the successful conduct of its business, and more fully align the interests of employees with those of the public shareholders. The affirmative vote of a majority of all the votes cast by holders of Common Stock is necessary for approval of the Amended and Restated Employee Stock Plan. Abstentions as to this proposal will not be counted as votes cast and will have no effect on the result of the vote on this proposal. THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE AMENDED AND RESTATED EMPLOYEE STOCK PLAN. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, PROXIES SOLICITED IN CONNECTION WITH THIS PROXY STATEMENT WILL BE SO VOTED.

                                   PROPOSAL 4
             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

    KPMG Peat Marwick LLP, Certified Public Accountants, served as independent accountants of the Company for the fiscal year ended December 31, 1997. The Board of Directors, acting upon the recommendation of its audit committee, has appointed KPMG Peat Marwick LLP to audit the financial statements of the Company for the fiscal year ending December 31, 1998. A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he so desires and will be available to respond to appropriate questions from the Common Stockholders.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMMON STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS INDEPENDENT ACCOUNTANTS OF THE COMPANY.

                    INFORMATION REGARDING EXECUTIVE OFFICERS

EXECUTIVE OFFICERS OF THE COMPANY

    The following persons serve as executive officers of the Company:

NAME                            AGE                 BUSINESS EXPERIENCE DURING PAST FIVE YEARS               OFFICER SINCE
--------------------------      ---      -----------------------------------------------------------------  ---------------
Peter B. Bedford                    60   Mr. Bedford has been Chairman of the Board since May 1992 and              1992
                                           Chief Executive Officer since November 1992. Mr. Bedford has been engaged in the commercial real estate business, primarily in the Western United States, for over 36 years and has been responsible for the acquisition, ownership, development and management of an aggregate of approximately 19 million square feet of industrial, office and retail properties, as well as land in 14 states. Mr. Bedford serves on the board of directors of Bank of America Corporation, Bixby Ranch Company, a real estate investment company, and First American Title Guarantee
                                           Co., a title insurance company. Mr. Bedford is the recipient of numerous awards recognizing his contributions to the real
                                           estate industry and serves as a governor of the Urban Land
                                           Foundation and an overseer of the Hoover Institution. His
                                           previous experience also includes serving as Vice Chairman of the National Realty Committee and of the Hoover Institution and
                                           as Chairman of the Real Estate Advisory Board of the Wharton
                                           School of Business. Mr. Bedford received his B.A. in Economics from Stanford University.

James R. Moore                      57   Mr. Moore has been Executive Vice President and Chief Operating            1995
                                           Officer since January 1998 and joined the Company in September
                                           1995. From September 1995 to June 1997, Mr. Moore was Vice
                                           President of Property/ Asset Management. From June 1997 to
                                           January 1998, Mr. Moore was Senior Vice President of
                                           Property/Asset Management. From 1983 to 1994, he was Managing

NAME                            AGE                 BUSINESS EXPERIENCE DURING PAST FIVE YEARS               OFFICER SINCE
--------------------------      ---      -----------------------------------------------------------------  ---------------
                                           Director of Cushman and Wakefield, an international commercial real estate services firm. Mr. Moore was also a branch manager and commercial real estate broker at Cushman and Wakefield. He has served on the Board of Trustees of The Lindsay Museum since
                                           1984. Mr. Moore has the CCIM designation and has lectured at the University of San Francisco and San Francisco State
                                           University. He received a B.A. in History from the University of California at Berkeley, an M.B.A. from the University of San
                                           Francisco and is currently a candidate for the Doctor of
                                           Business Administration Degree at Golden Gate University.

Scott R. Whitney                    45   Mr. Whitney has been Senior Vice President and Chief Financial             1997
                                           Officer of the Company since September 1997. From 1995 to 1997,
                                           Mr. Whitney served as Senior Vice President/Chief Financial
                                           Officer of WCI Communities of Naples, Florida, a master planned community developer. From 1984 to 1995, Mr. Whitney served in various positions at Equity Group Investments, Inc., and its affiliates, a full service real estate and management concern, most recently as Executive Vice President/Chief Financial
                                           Officer of Equity Institutional Investors. Mr. Whitney has been a certified public accountant since 1976. Mr. Whitney received a B.S. in Accounting/Finance from Northern Illinois University.

Robert E. Pester                    41   Mr. Pester has been Executive Vice President and Chief Operating           1994
                                           Officer of Bedford Acquisitions, Inc. since January 1998 and joined Bedford Acquisitions, Inc. in January 1995. From June
                                           1997 to January 1998, Mr. Pester was Senior Vice President of
                                           Bedford Acquisitions, Inc. From January 1995 to June 1997, Mr.
                                           Pester served as Vice President of Bedford Acquisitions, Inc.
                                           Prior to joining Bedford Acquisitions, Inc., he was a real estate investment consultant from 1992 to 1993, President of the Development Division of Bedford Property Holdings Limited
                                           ("BPHL") from 1989 to 1992 and Vice President of Cushman &
                                           Wakefield in Northern California from 1980 to 1989. Mr. Pester received a B.S. in Economics and in Political Science from the
                                           University of California at Santa Barbara.

Hanh Kihara                         50   Ms. Kihara has been Vice President and Controller of the Company           1993
                                           since May 1993. Prior to joining the Company, she was
                                           Controller and Assistant Controller of BPHL from 1990 to 1993.
                                           From 1986 to 1990, Ms. Kihara was a Manager at Armstrong,
                                           Gilmour and Associates, a certified public accounting firm. Ms.
                                           Kihara has been a certified public accountant since

NAME                            AGE                 BUSINESS EXPERIENCE DURING PAST FIVE YEARS               OFFICER SINCE
--------------------------      ---      -----------------------------------------------------------------  ---------------
                                           1989. Ms. Kihara received a B.S. in Administration and
                                           Accounting from California State University--Hayward.

Dennis Klimmek                      53   Mr. Klimmek has been Senior Vice President and Counsel of the              1997
                                           Company since October 1997. From 1992 to 1997, Mr. Klimmek served as Vice President and General Counsel of Kemper Real
                                           Estate Management Company and its affiliates, a real estate development and management company. From 1986 to 1992, he was
                                           Vice President and General Counsel of BPHL. Mr. Klimmek has
                                           been a member of the California Bar since 1974. He received a
                                           B.S. in Business Administration/Economics from Pepperdine
                                           University, an M.S. in Engineering from the University of
                                           Southern California and a J.D. from Loyola University.

COMPENSATION OF NAMED EXECUTIVE OFFICERS

    The following table sets forth information regarding compensation paid by the Company, and Bedford Acquisitions, Inc. for services rendered during the past three fiscal years for (i) the Chief Executive Officer, (ii) the three next most highly compensated executive officers of the Company who were employed by the Company as of December 31, 1997 and (iii) the Executive Vice President and Chief Operating Officer of Bedford Acquisitions, Inc. (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                        LONG-TERM COMPENSATION
                                                                       ------------------------
                                           ANNUAL COMPENSATION         RESTRICTED                  ALL OTHER
                                    ---------------------------------     STOCK                  COMPENSATION
NAME AND PRINCIPAL POSITION           YEAR     SALARY($)    BONUS($)    AWARDS($)   OPTIONS(#)      ($)(10)
----------------------------------  ---------  ----------  ----------  -----------  -----------  -------------
Peter B. Bedford .................       1997  $  150,000  $  100,000(4)    150,938(7)     10,000(8)  $     6,840
  Chief Executive Officer                1996  $  150,000  $  100,000(4)                75,000(9)  $     6,435
                                         1995  $  150,000  $   50,000                   10,000(8)  $     6,418
                                                                                        50,000(9)
                                                                                         5,000(8)
                                                                                        20,000(9)
James R. Moore(1) ................       1997  $  150,000  $  100,000(5)    100,625(7)     30,000(9)  $     3,240
  Executive Vice President and           1996  $  150,000  $   50,000                   50,000(9)  $       135
  Chief Operating Officer                1995  $   50,000      --                       --        $        41
Scott R. Whitney(2) ..............       1997  $   47,211  $   75,000(6)    155,625(7)     50,000(9)  $     2,165
  Senior Vice President and Chief
  Financial Officer
Robert E. Pester(3) ..............       1997  $  150,000  $  350,000     150,938(7)     50,000(9)  $     6,390
  Executive Vice President and           1996  $  150,000  $  200,000                   50,000(9)  $     5,835
  Chief Operating Officer of             1995  $  150,000  $  149,933                   25,000(9)  $     2,668
  Bedford Acquisitions, Inc.
Hanh Kihara ......................       1997  $   82,500  $   40,000      60,375(7)     20,000(9)  $     1,590
  Vice President and Controller          1996  $   75,000  $   25,000                   10,000(9)  $     1,635
                                         1995  $   72,300  $   20,000                    5,000(9)  $     1,635

------------------------

 (1) Mr. Moore commenced employment with the Company on September 1, 1995.

 (2) Mr. Whitney commenced employment with the Company in September 1997.

 (3) Since January 1, 1995, Mr. Pester has been employed by Bedford Acquisitions, Inc., a California corporation wholly-owned by Mr. Bedford. All of Mr. Pester's compensation is paid by Bedford Acquisitions, Inc. See "Certain Relationships and Related Transactions - Funding of Acquisitions and Financing Costs."

 (4) One-half of Mr. Bedford's 1997 and 1996 bonus was paid by Bedford Acquisitions, Inc. See "Certain Relationships and Related Transactions - Funding of Acquisitions and Financing Costs."

 (5) One-half of Mr. Moore's 1997 bonus was paid by Bedford Acquisitions, Inc.

 (6) Mr. Whitney's entire 1997 bonus was paid by Bedford Acquisitions, Inc.

 (7) All restricted stock granted to date, except for the restricted stock granted to Messrs. Whitney and Klimmek under the terms of their respective employment agreements, will fully vest five years from the date granted. In the case of restricted stock granted to Messrs. Whitney and Klimmek, 20% of the restricted stock vests annually from the date granted. The aggregate restricted stock held by the Named Executive Officers as of December 31, 1997 and the aggregate cash value of those shares based on the closing price of the common stock on the date of grant were as follows: Mr Bedford-- 7,500 shares/$159,938; Mr. Moore--5,000 shares/$100,625; Mr. Whitney--7,500 shares/$155,625; Mr. Pester--7,500 shares/$150,938; and Ms. Kihara--3,000 shares/$60,375. The Named Executive Officers are paid dividends on their restricted stock.

 (8) Represents stock options granted pursuant to the Director Plan.

 (9) Represents stock options granted pursuant to the Employee Plan.

(10) Includes auto allowance (in an aggregate amount of $13,775 for 1997, $9,000 for 1996 and $5,816 for 1995), premiums paid by the Company for term life insurance (in an aggregate amount of $450 for 1997, $540 for 1996, and $446 for 1995) and matching contributions under the Company's 401(k) Plan (in an aggregate amount of $6,000 for 1997, $4,500 for 1996 and $4,500 for 1995).

OPTION GRANTS

    The following table sets forth certain information concerning options granted during 1997 to the Named Executive Officers.

                                                    OPTION GRANTS IN 1997
                                                      INDIVIDUAL GRANTS                       POTENTIAL REALIZABLE
                                   -------------------------------------------------------  VALUE AT ASSUMED ANNUAL
                                    NUMBER OF     PERCENT OF                                  RATES OF STOCK PRICE
                                   SECURITIES    TOTAL OPTIONS                              APPRECIATION FOR OPTION
                                   UNDERLYING     GRANTED TO                                        TERM(3)
                                     OPTIONS     EMPLOYEES IN     EXERCISE     EXPIRATION   ------------------------
NAME                               GRANTED(#)     FISCAL YEAR    PRICE($/SH)      DATE        5%($)        10%($)
---------------------------------  -----------  ---------------  -----------  ------------  ----------  ------------
Peter B. Bedford.................      10,000(1)          N/A     $   18.82     11/16/2007  $  118,358  $    299,942
                                       75,000(2)           16%    $  17.625      5/16/2007  $  831,320  $  2,106,728
James R. Moore...................      30,000(2)            6%    $  17.625      5/16/2007  $  332,528  $    843,691
Scott R. Whitney.................      50,000(2)           10%    $   20.75       9/8/2007  $  652,478  $  1,653,508
Robert E. Pester.................      50,000(2)           10%    $  17.625      5/16/2007  $  554,213  $  1,404,486
Hahn Kihara......................      20,000(2)            4%    $  17.625      5/16/2007  $  221,685  $    561,794

------------------------

 (1) Represents stock options granted pursuant to the Director Plan, which options vest and become exercisable six months from the date of grant.

 (2) Represents stock options granted pursuant to the Employee Plan.

 (3) Potential gains are net of exercise price, but before taxes associated with exercise. These amounts represent certain assumed rates for appreciation only, based on SEC rules, and do not represent the Company's estimate or projection of the price of the Company's stock in the future. Actual gains, if any, on stock option exercises depend upon the actual future performance of the Common Stock and the continued employment of the option holders throughout the vesting period. Accordingly, the potential realizable values set forth in this table may not be achieved.

AGGREGATE OPTION EXERCISES IN 1997 AND VALUES AT YEAR-END 1997

    The following table sets forth information regarding the number of shares acquired and value realized for options exercised by the Named Executive Officers during the year ended December 31, 1997 and the number and aggregate dollar value of unexercised options held at the end of 1997.

                             AGGREGATED OPTION/SAR
                         EXERCISES IN LAST FISCAL YEAR
                         AND YEAR-END OPTION/SAR VALUES

                                                                        NUMBER OF SECURITIES
                                                                       UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                                                                         OPTIONS AT FISCAL        IN-THE- MONEY OPTIONS AT
                                                                            YEAR-END(#)                YEAR-END($)(1)
                                  SHARES ACQUIRED        VALUE       --------------------------  ---------------------------
NAME                              ON EXERCISE(#)      REALIZED($)    EXERCISABLE  UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
-------------------------------  -----------------  ---------------  -----------  -------------  ------------  -------------
Peter B. Bedford...............         --             $       0        101,250        103,750   $  2,214,844   $ 2,269,531
James R. Moore.................         --             $       0          6,250         48,750   $    136,719   $ 1,066,406
Scott R. Whitney...............         --             $       0         --             50,000        --        $ 1,093,750
Robert E. Pester...............         --             $       0         13,750         72,500   $    300,781   $ 1,585,938
Hahn Kihara....................         --             $       0         14,000         23,750   $    306,250   $   519,531

------------------------

(1) For all unexercised in-the-money options, assumes a fair market value at December 31, 1997 of $21 7/8 per share of Common Stock, which is the last transaction in the Common Stock on the New York Stock Exchange on that date.

EMPLOYMENT AGREEMENT WITH PETER B. BEDFORD

    On February 16, 1993, the Company entered into an employment agreement with Mr. Bedford, Chairman and Chief Executive Officer of the Company, and amended the agreement on September 18, 1995. Pursuant to the amended employment agreement, Mr. Bedford has agreed to serve as Chairman and Chief Executive Officer of the Company on a substantially full-time basis until the agreement's expiration on September 18, 2000. After September 18, 2000, the agreement will be automatically renewed for additional one-year terms unless either party gives the other notice of non-renewal. Under the employment agreement, the Company agrees to pay Mr. Bedford a salary of not less than $150,000 per annum, plus automobile and parking allowances. The amended employment agreement provides that the Company will pay Mr. Bedford a severance payment equal to his base salary in the event that his employment is terminated by the Company without cause or Mr. Bedford resigns following a change in control of the Company. The agreement defines a "change in control" as a transaction not approved by a majority of the Board that results in the acquisition by any person of 35% of the voting stock of the Company, other than persons who had such voting control at the time the agreement was originally entered into.

EMPLOYMENT AGREEMENT WITH SCOTT R. WHITNEY

    On August 7, 1997, the Company entered into an employment agreement with Mr. Whitney pursuant to which Mr. Whitney agreed to serve as Senior Vice President and Chief Financial Officer of the Company. The term of employment is one year. Under the employment agreement, the Company agreed to pay Mr. Whitney a base salary of at least $150,000 per annum, plus an automobile allowance. Under the terms of the agreement, Mr. Whitney will also be granted 50,000 stock options and 7,500 restricted shares of the Company during each year of employment. Additionally, Mr. Whitney will receive an annual incentive bonus, guaranteed to be $200,000 for the first full year of his employment ($75,000 of which was paid on September 8, 1997 and $125,000 of which will be paid on September 8, 1998). The agreement provides that if, at any time during the first three years of Mr. Whitney's employment, a change in control of the Company occurs or Mr. Whitney is otherwise terminated without cause, Mr. Whitney will be entitled to (i) a severance payment equal to one year's salary and maximum bonus and (ii) the immediate grant and vesting of 22,500 shares of restricted stock and 150,000 stock options, less the number of shares of restricted stock and stock options previously granted to him. Mr Whitney's employment agreement defines "change in control" with reference to the agreement governing the terms of his restricted stock, which utilizes the definition of "change in control" used in the retention agreements described below.

RETENTION AGREEMENTS

    The Company has entered into retention agreements ("Retention Agreements") with Messrs. Bedford, Moore and Pester and Ms. Kihara providing for certain cash payments in the event of an executive's termination of employment following a change in control of the Company. For purposes of the Retention Agreements, a "change in control" is defined as (i) the acquisition by any person of 30% or more of the combined voting power of the Company (with certain exceptions), (ii) a change in 50% of the membership of the Board during any consecutive 2-year period, where new members of the Board were not approved by members at the beginning of the period or by other members so approved, (iii) the occurrence of a reorganization, merger, consolidation or other transaction after which the stockholders of the Company immediately prior to the transaction do not, immediately following the transaction, own more than 50% of the combined voting power of the Company and (iv) a sale, liquidation or distribution of all or substantially all of the assets of the Company.

    In the event of an Involuntary Termination (as defined in the Retention Agreements) of a participating executive within two years following a change in control, such executive will be entitled to receive a cash payment equal to the sum of the executive's salary plus 3-year average bonus. Any severance payable under an executive's retention agreement will be reduced by any amount of severance payable to such executive under any other plan, arrangement or agreement under which the executive is entitled to receive cash severance payments. In addition, the participating executive will be entitled to receive a pro rata bonus for the year in which the Involuntary Termination occurs.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

OVERVIEW

    During 1997 the members of the Compensation Committee were Messrs. Downs, Eastman, Frank and Ballard. The Compensation Committee is responsible for the general compensation policies of the Company, and in particular is responsible for setting and administering the policies that govern executive compensation. The Compensation Committee evaluates the performance of management and determines the compensation levels for all executive officers.

    The primary objectives of the Company's compensation policies and programs are (i) to attract and retain key executives, (ii) to reward performance by these executives which benefits the Stockholders and (iii) to align the financial interests of the Company's executive officers directly with those of the Stockholders. The primary elements of executive officer compensation are base salary, annual cash bonus, and stock option and restricted stock awards. The salary is based on factors such as related experience, level of responsibility, and comparison to similar positions in comparable companies. The annual cash bonuses are based on the Company's performance measured against attainment of financial and other objectives and on individual performance. Stock option and restricted stock awards are intended to align the executive officer's interest with those of the Stockholders, and are determined based on the executive officer's level of responsibility, number of options or shares previously granted, and contributions toward achieving the goals and objectives of the Company. Additional information on each of these compensation elements follows.

SALARIES

    Base salaries for the executive officers are adjusted annually, following a review by the Chairman and Chief Executive Officer (the "CEO") of the Company. In completing the review, performance of the individual with respect to specific objectives is evaluated, as are increases in responsibility and salaries for similar positions. Comparisons are made to the total compensation packages of other publicly traded real estate investment trusts of similar size, with a comparable number of properties and employees. These comparisons are completed through a review of various public filings as well as through a review of the results of the REIT Executive Compensation Survey sponsored by the National Association of Real Estate Investment Trusts (NAREIT). When all reviews are completed, the CEO makes a recommendation to the Compensation Committee for its review and final approval.

    With respect to the CEO, the Compensation Committee considers a number of factors in setting his compensation, the most important of which are the level of compensation paid to chief executive officers of other real estate investment trusts, the success of the Company's recent acquisitions of new properties, and his importance to the Company's efforts to raise capital in the public markets. The current base salary for Mr. Bedford, the Company's CEO, is less than the average for chief executive officers of similar real estate investment trusts. However, his total compensation is deemed appropriate in view of the restricted stock and the stock options he holds.

ANNUAL BONUSES

    Annual bonuses are awarded on a discretionary basis and reflect both Company and individual performance. The Compensation Committee considers numerous qualitative and quantitative factors in determining these bonus awards, including the amount of equity capital raised, the success of the Company's acquisition program and the growth in the Company's funds from operations, after adjustment for lease commissions, tenant improvements and other capital expenditures.

STOCK OPTION AWARDS

    Stock options are an integral part of each executive officer's compensation and are utilized by the Company to provide an incentive to the officer, and to align the interests of the executive with those of the Stockholders by providing him with a financial interest in the Company. Options granted by the Compensation Committee under the Employee Plan are made at fair market value on the date of the grant, vest over various time periods of up to five years and expire after ten years. In making grants, the Compensation Committee takes into account the executive officer's contributions to the Company, scope of responsibilities, salary and the number of options previously granted. The executive officers were granted a significant number of options in 1997, as the Compensation Committee sought to implement its overall strategy of aligning the financial interests of the executive officers with those of the Stockholders.

RESTRICTED STOCK AWARDS

    A share of restricted stock entitles a participant to receive a share of Common Stock at a specified vesting date, subject to vesting criteria, and, in the discretion of the Compensation Committee, performance criteria. All restricted stock granted to date, except for the restricted stock granted to Messrs. Whitney and Klimmek under the terms of their respective employment agreements, will fully vest five years from the date granted. In the case of restricted stock granted to Messrs. Whitney and Klimmek, 20% of the restricted stock vests annually from the date granted. Much like stock options, restricted stock awards are utilized by the Company to provide an incentive to the employee, and to align the interests of the employee with those of the Stockholders by providing the employee with a financial interest in the Company. To date, the Company has issued 42,500 shares of restricted stock.

SECTION 162(M)

    The Company intends that compensation paid to its executive officers will be deductible under Section 162(m) of the Internal Revenue Code.

                                          COMPENSATION COMMITTEE
                                          A. M. Downs (Chairman)
                                          T. G. Eastman
                                          A. M. Frank
                                          C. M. Ballard

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and any person who owns more than ten percent of a registered class of the Company's equity securities, to file reports of securities ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC"). Such officers, directors and greater than ten percent stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.

    Based solely on its review of copies of such reports furnished to the Company, the absence of a Form 3 or Form 5 or written representations that no Form 5 was required, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent stockholders during the fiscal year ended December 31, 1997 were satisfied.

STOCK PRICE PERFORMANCE GRAPH

    The following line graph illustrates a five-year comparison of the cumulative total stockholder return on the Common Stock against the cumulative total return of the Standard & Poor's 500 Composite Stock Index and the SNL Securities Corporate Performance Index Value of all publicly-traded real estate investment trusts ("REITs") holding greater than a 75% equity interest in their REIT-qualifying assets. The graph assumes that $100 was invested on December 31, 1992 in the Common Stock and the indices, and that all dividends were reinvested throughout the period.

 FIVE YEAR CUMULATIVE TOTAL STOCKHOLDER RETURN[UPDATE WITH 1997 DATA AND REMOVE
                                   1991 DATA]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 BEDFORD PROPERTY INVESTORS,
             INC.
Total Return Performance
                                      Index Value
                                 Bedford Property                   SNL All
                                  Investors, Inc.    S&P 500   Equity REITs
12/31/92                                   100.00     100.00         100.00
12/31/93                                   159.73     110.08         120.00
12/31/94                                   190.23     111.53         124.49
12/31/95                                   263.62     153.44         143.27
12/31/96                                   351.68     188.52         194.77
12/31/97                                   464.47     251.44         234.49

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth information as of March 15, 1998, with respect to directors, certain employees of the Company and each person who is known by the Company to own beneficially more than 5% of the shares of its Common Stock, and with respect to shares of Common Stock owned beneficially by all directors and officers of the Company as a group.

                                                                                     NUMBER OF SHARES
                                                                                       BENEFICIALLY      PERCENT OF
NAME AND ADDRESS                                                                           OWNED            CLASS
-----------------------------------------------------------------------------------  -----------------  -------------
Bed Preferred No. 1 Limited Partnership(1).........................................       4,166,667              18%
Peter B. Bedford...................................................................       1,069,112(2)          4.7%
Anthony M. Downs...................................................................          60,500(3)       **
Anthony M. Frank...................................................................          63,200(4)       **
Claude M. Ballard..................................................................          60,000(4)       **
Martin I. Zankel...................................................................          78,991(5)       **
Thomas G. Eastman..................................................................          45,000(6)       **
Thomas H. Nolan, Jr................................................................          45,000(6)       **
Robert E. Pester...................................................................          66,280(7)       **
Scott R. Whitney...................................................................           7,500          **
James R. Moore.....................................................................          37,025(8)       **
Hanh Kihara........................................................................          19,250(9)       **
All directors and officers as a group (18 persons).................................       1,577,983(10)         6.8%

------------------------

 ** Less than 1%.

 (1) A Delaware limited partnership beneficially owned by an investment fund managed by AEW Capital Management. The shares held by this partnership were acquired on October 14, 1997 upon the partnerships' conversion of all of the shares of the Company's Series A Convertible Preferred Stock, then outstanding, into shares of Common Stock.

 (2) Includes 140,000 shares owned by Mr. Bedford's children (as to which Mr. Bedford has sole voting power and may be deemed to be the beneficial owner), 7,500 shares owned by Mr. Bedford's wife (as to which Mr. Bedford has shared voting power and may be deemed to be beneficial owner), 50,000 shares owned by the Grindstone Trust (Mr. Bedford disclaims beneficial ownership to these shares), and 101,250 shares of Common Stock subject to options which are currently exercisable or will become exercisable within 60 days of March 15, 1998.

 (3) Includes 35,000 shares subject to options which are currently exercisable or will become exercisable within 60 days of March 15, 1998.

 (4) Includes 60,000 shares subject to options which are currently exercisable or will become exercisable within 60 days of March 15, 1998.

 (5) Includes 8,991 partnership units convertible into 8,991 shares of Common Stock and 60,000 shares subject to options which are currently exercisable or will become exercisable within 60 days of March 15, 1998.

 (6) Includes 45,000 shares subject to options which are currently exercisable or will become exercisable within 60 days of March 15, 1998.

 (7) Includes 17,500 shares subject to options which are currently exercisable or will become exercisable within 60 days of March 15, 1998.

 (8) Includes 6,250 shares subject to options which are currently exercisable or will become exercisable within 60 days of March 15, 1998.

 (9) Includes 15,250 shares subject to options which are currently exercisable or will become exercisable within 60 days of March 15, 1998.

(10) Includes 8,991 partnership units convertible into 8,991 shares of Common Stock and 452,125 shares subject to options which are currently exercisable or will become exercisable within 60 days of March 15, 1998.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

FUNDING OF ACQUISITION AND FINANCING COSTS

    Due to the Company's limited financial resources, its activities relating to the acquisition of new properties and debt and equity financings are currently performed by Bedford Acquisitions, Inc., ("Bedford Acquisitions"), a corporation wholly owned by Peter B. Bedford, the Company's Chairman and Chief Executive Officer, pursuant to a written contract dated January 1, 1995. The contract provides that Bedford Acquisitions is obligated to provide services to the Company with respect to the Company's acquisition and financing activities, and that Bedford Acquisitions is responsible for the payment of its expenses incurred in connection therewith. Such expenses include certain costs incurred by the Company on behalf of Bedford Acquisitions, including the cost of officers and directors insurance coverage under the Company's insurance policy. Bedford Acquisitions also paid one-half of Mr. Bedford's bonus ($50,000), one-half of Mr. Moore's bonus ($50,000), Mr. Whitney's bonus ($75,000) and all of Mr. Pester's compensation in 1997. Bedford Acquisitions must submit to the Company a direct cost estimate for the Company's approval relating to each acquisition or financing, setting forth the estimated timing and amount of all projected Bedford Acquisitions costs relating to the acquisition or financing. Pursuant to the contract, Mr. Bedford is obligated to make the payments of Bedford Acquisitions' expenses described above if Bedford Acquisitions fails to make any such payments in a timely fashion, provided that Mr. Bedford is not obligated to pay any such amounts exceeding $1 million or following a termination of Bedford Acquisitions' obligations based on the expiration or termination of the term of the contract. The contract provides that Bedford Acquisitions is to be paid a fee in an amount equal to the lesser of (i) 1 1/2% of the gross amount raised in financings or the aggregate purchase price of property acquisitions, or (ii) an amount equal to (a) the aggregate amount of approved expenses funded by Bedford Acquisitions through the time of such acquisition or financing minus (b) the aggregate amount of fees previously paid to Bedford Acquisitions pursuant to such arrangement. In no event will the aggregate amount of fees paid to Bedford Acquisitions exceed the aggregate amount of costs funded by Bedford Acquisitions. The agreement with Bedford Acquisitions will expire on January 1, 1999.

    During the year ended December 31, 1997, the Company paid Bedford Acquisitions approximately $3,156,000 for acquisition, financing and development activities performed pursuant to the foregoing arrangements which was approximately $1,083,000 less than 1.5% of the gross amount raised in completed financings, development activities, and the aggregate purchase price of acquired properties. The Company believes that since the fees charged under the foregoing arrangements (i) have been and continue to be comparable to those charged by other sponsors of real estate investment entities or other third-party service providers and (ii) have been and continue to be charged only for services on acquired properties or completed financings, such fees were and continue to be properly includable in direct acquisition costs and capitalized as part of the asset or financing activities. If the Company were to discontinue this arrangement, its acquisition and financing activities would have to be paid by the Company, as incurred, out of cash from operations or borrowings and certain of such costs would be reflected as operating expenses in its statement of operations rather than being capitalized. For example, without the above-described arrangement with Bedford Acquisitions, the Company may have incurred substantial operating expenses relating to acquisition and financing activities; if the Company had employed the same personnel and incurred the same expenses as Bedford Acquisitions, net income and Funds from Operations for the year ended December 31, 1997 each would have been reduced by approximately $1,539,000 (or $0.10 per common share assuming full dilution) compared to the corresponding amounts actually reported for that period. The Company intends to discontinue this fee arrangement if and when its operating results permit it to sustain acquisition and financing activities internally. However, the termination of this arrangement prior to that time would likely require the Company to decrease its acquisition and financing efforts, which could have a material adverse effect on the Company's ability to grow.

ACQUISITIONS INVOLVING AFFILIATES

    None

OTHER TRANSACTIONS

    Martin I. Zankel, a member of the Board of Directors of the Company, and his associates provide legal services to the Company for which his firm was paid, in the aggregate, $205,826 in 1997.

INDEBTEDNESS OF MANAGEMENT

    In September 1995, the Company established a Management Stock Acquisition program. Under the program, options exercised by key members of management within ninety days of the grant date may be exercised and paid for either in cash or with a note payable to the Company. Each note is due five years after the date of its issuance or within ninety days from termination of employment, with interest payable quarterly. During 1996, Mr. Bedford, Mr. Moore and Mr. Pester each exercised options for 25,000 shares of Common Stock in exchange for notes payable to the Company. The notes, of $325,000 each, bear interest at 7.5% per annum. In 1995, Mr. Pester also borrowed $287,500 pursuant to this program. As of March 31, 1998, $244,009 and $270,180 in principal amount were outstanding under the notes owed by Mr. Bedford and Mr. Moore, respectively.

                               OTHER INFORMATION

    A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, may be obtained, without charge, by writing to Dennis Klimmek, Secretary, Bedford Property Investors, Inc., 270 Lafayette Circle, Lafayette, CA 94549.

                                 OTHER MATTERS

    The Board of Directors knows of no matter to be presented at the Annual Meeting other than those set forth in the Notice of Meeting and described in this Proxy Statement. If, however, any other business should properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in their discretion.

                             STOCKHOLDER PROPOSALS

    Proposals of Stockholders intended to be presented at the annual meeting of Stockholders to be held in 1999 must be received by the Company at its principal executive offices no later than March 10, 1999 for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting. Such proposals must meet the requirements of the rules of the Securities and Exchange Commission relating to stockholder proposals.

                                          By Order of the Board of Directors,

                                                         [LOGO]

                                          Dennis Klimmek
                                          SECRETARY

April 7, 1998

                                   APPENDIX 1
                        BEDFORD PROPERTY INVESTORS, INC.
                              AMENDED AND RESTATED
                       1992 DIRECTORS' STOCK OPTION PLAN
            (Effective May 20, 1992, amended September 13, 1995 and
       May 16, 1996 and amended and restated effective September 4, 1997)

    In order to attract and retain the services of qualified individuals to serve as members of the Board and to secure for the Company the benefits of the incentives inherent in increased ownership of Common Stock by such individuals, the Company hereby authorizes (i) grants to such individuals of Options and (ii) deferrals by such individuals who are not employees of the Company of a portion of their Director's Fees in accordance with the terms and conditions set forth herein. Any capitalized term used herein without definition in the section where first used shall have the meaning ascribed to such term in Section 10.

    1. ADMINISTRATION. The Administrator will be responsible for administering the Plan. The Administrator will have authority to adopt such rules as it may deem appropriate to carry out the purposes of the Plan, and shall have authority to interpret and construe the provisions of the Plan and any agreements and notices under the Plan and to make determinations pursuant to any Plan provision. Each interpretation, determination or other action made or taken by the Administrator pursuant to the Plan shall be final and binding on all persons. The Administrator shall not be liable for any action or determination made in good faith, and shall be entitled to indemnification and reimbursement in the manner provided in the Company's certificate of incorporation and by-laws as such documents may be amended from time to time.

    2. SHARES AVAILABLE. Subject to the provisions of Section 7(b) of the Plan, the maximum number of shares of Common Stock which may be issued under the Plan shall not exceed 1,000,000 shares (the "Limit"). Either authorized and unissued shares of Common Stock or treasury shares may be delivered pursuant to the Plan. For purposes of determining the number of shares that remain available for issuance under the Plan, the following rules shall apply:

        (a) the number of outstanding Phantom Stock Units and shares of Common Stock underlying Options shall be charged against the Limit; and

        (b) the Limit shall be increased by:

            (i) the number of shares subject to an Option which lapses, expires or is otherwise terminated without the issuance of such shares,

            (ii) the number of shares tendered to pay the exercise price of an Option, and

           (iii) the number of shares withheld from the shares deliverable upon exercise of and Option or contributed by a Director to satisfy a Director's tax withholding obligations, if any.

    3. OPTIONS. Each Director shall receive grants of Options under the Plan as follows:

        (a) OPTION GRANTS.

           (i) INITIAL GRANT. On the date of a Director's initial election or appointment to the Board, such Director (including any Director reelected or reappointed after a period of at least 12 calendar months during which he did not serve on the Board) shall be granted, subject to Section 3(a)(iii), an Option to purchase 25,000 shares of Common Stock. Such Option shall have a per share exercise price equal to the Fair Market Value of the Common Stock determined as of the date of grant and shall be subject to the vesting schedule provided for in Section 3(b) and the other terms and conditions provided for herein.

           (ii) ANNUAL GRANTS. At each Annual Meeting during the term of the Plan, each individual who has continuously served as a Director for a period ending on the date of such Annual Meeting and who is reelected at such Annual Meeting or who will otherwise continue to serve on the Board following such Annual Meeting will receive, subject to Section 3(a)(iii), an Option to purchase 10,000 shares of Common Stock. The Option shall have a per share exercise price equal to the Fair Market Value of the Common Stock determined as of the date of grant and shall be subject to the vesting schedule provided for in Section 3(b) and the other terms and conditions provided for herein.

           (iii) INSUFFICIENT SHARES. If the number of shares underlying Options to be granted under Section 3(a)(i) or 3(a)(ii) exceeds the Limit, each Director to be granted an Option at such time shall receive a pro rata grant determined by multiplying (A) the number of shares underlying the Option which the Director would have been granted at such time had the number of shares available for grant under the Plan been sufficient by (B) a fraction, the numerator of which equals the Limit at such time and the denominator of which equals the total number of shares underlying Options which all Directors would have been granted had the number of shares available for grant under the Plan been sufficient.

        (b) VESTING SCHEDULE OF OPTIONS. Options awarded pursuant to the Plan shall vest and become exercisable on the date that is six months from the date of grant (the "Vesting Date") of the Option.

        (c) TERM OF OPTIONS.

           (i) TEN-YEAR TERM. Each Option shall expire ten years from its date of grant, subject to earlier termination as provided herein.

           (ii) EXERCISE FOLLOWING TERMINATION OF SERVICE DUE TO DEATH. If a Director ceases to be a member of the Board by reason of such Director's death, the Options granted to such Director that are then exercisable may be exercised by such Director's Beneficiary at any time within one year after the date of such termination of service, subject to the earlier expiration of such Options as provided for in Section 3(c)(i) above. At the end of such one-year period, the exercisable Options shall expire. Options that are not exercisable at the date of termination of service shall expire on such date.

           (iii)  EXERCISE FOLLOWING TERMINATION OF SERVICE DUE TO
       DISABILITY. If a Director ceases to be a member of the Board by reason of such Director's Disability, the Options granted to such Director that are then exercisable may be exercised by the Director at any time within one year after the date of such termination of service, subject to the earlier expiration of such Options as provided for in Section 3(c)(i) above. At the end of such one-year period, the exercisable Options shall expire. Options that are not exercisable at the date of termination of service shall expire on such date.

           (iv) EXERCISE FOLLOWING OTHER TERMINATION OF SERVICE. If a Director ceases to be a member of the Board for any reason other than death or Disability, then the Director shall have the right, subject to the terms and conditions hereof, to exercise the Option, at any time within three months after the date of such termination, subject to the earlier expiration of the Option as provided for in Section 3(c)(i) above, but only to the extent that such Option was exercisable by the Director on the date of such termination of service; provided, however, that in the event that a Director is also an employee of the Company or becomes an employee upon ceasing to be a member of the Board, the Option shall vest and become exercisable in accordance with its terms and conditions and shall remain exercisable for a period of three months after such individual's employment with the Company terminates for any reason. Except as provided in the previous sentence, the unvested portion of the Option shall expire on the date of the Director's termination of service with the Board. At the end of such three-month period, the exercisable Options shall expire.

        (d) TIME AND MANNER OF EXERCISE OF OPTIONS.

           (i) NOTICE OF EXERCISE. Subject to the other terms and conditions hereof, a Director may exercise any Options, to the extent such Options are vested, by giving written notice of exercise to the Company; PROVIDED, HOWEVER, that in no event shall an Option be exercisable for a fractional share. The date of exercise of an Option shall be the later of
       (A) the date on which the Company receives such written notice and (B) the date on which the conditions provided in Section 3(d)(ii) are satisfied.

           (ii) PAYMENT. Subject to the last sentence of this Section 3(d)(ii), prior to the issuance of a certificate pursuant to Section 3(d)(v) hereof evidencing the shares of Common Stock in respect of which all or a portion of an Option shall have been exercised, a Director shall have paid to the Company the exercise price of the Option for all such shares purchased pursuant to the exercise of such Option. Payment may be made by personal check, bank draft or postal or express money order (such modes of payment are collectively referred to as "cash") payable to the order of the Company in U.S. dollars, or in shares of Common Stock already owned by the Director for at least six months at the time of exercise valued at their Fair Market Value as of the last business day preceding the date of exercise, or in a combination of cash and shares. Payment of the exercise price in shares of Common Stock shall be made (i) by delivering to the Company the share certificate(s) representing the required number of shares, with the Director signing his or her name on the back or by attaching executed stock powers (the signature of the Director must be guaranteed in either case) or (ii) attesting to ownership of a sufficient number of shares of Common Stock. In addition to the exercise methods described above, a Director may exercise an Option through a procedure whereby the Director delivers to the Company an irrevocable notice of exercise in exchange for the Company issuing the shares of Common Stock subject to the Option to a broker previously designated or approved by the Company, subject to such rules and procedures as the Administrator may determine (for purposes of such a transaction the value of shares of the Common Stock shall be deemed to equal the Fair Market Value of the Common Stock on the date of exercise of the Option).

           (iii) STOCKHOLDER RIGHTS. A Director shall have no rights as a stockholder with respect to any shares of Common Stock issuable upon exercise of an Option until a certificate evidencing such shares shall have been issued to the Director pursuant to Section 3(d)(v), and no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date upon which the Director shall become the holder of record thereof.

           (iv) LIMITATION ON EXERCISE. No Option shall be exercisable unless the Common Stock subject thereto has been registered under the Securities Act and qualified under applicable state "blue sky" laws in connection with the offer and sale thereof, or the Company has determined that an exemption from registration under the Securities Act and from qualification under such state "blue sky" laws is available.

           (v)  ISSUANCE OF SHARES.  Subject to the foregoing conditions and
       Section 3(d)(vi), as soon as reasonably practicable after its receipt of a proper notice of exercise and payment of the exercise price of the Option for the number of shares with respect to which the Option is exercised, the Company shall deliver to the Director (or following the Director's death, the Beneficiary entitled to exercise the Option), at the principal office of the Company or at such other location as may be acceptable to the Company and the Director (or such Beneficiary), one or more stock certificates for the appropriate number of shares of Common Stock issued in connection with such exercise. Shares sold in connection with a broker-assisted "cashless exercise" shall be delivered to the broker designated or appointed by the Company in the time and manner described in Section 3(d)(ii) above. Any such shares shall be fully paid and nonassessable.

           (vi) DEFERRAL OF PROFIT SHARES. Directors may elect to defer receipt of shares of Common Stock otherwise deliverable upon exercise of an Option. An election to defer such delivery shall be irrevocable and shall be made in writing on a form (the "OPTION DEFERRAL ELECTION FORM") acceptable to the Company at least six months prior to exercise. If a Director exercises an Option at any time after delivery of an Option Deferral Election Form with respect to such Option by tendering previously-owned shares of Common Stock, the Director's Deferred Compensation Account will be credited with a number of Phantom Stock Units equal to the number of shares of Common Stock for which delivery is deferred. Phantom Stock Units shall be paid by delivery of shares of Common Stock in accordance with the timing and manner of payment elected by the Director on his or her first Deferral Election Form filed in accordance with Section 4, or, if no such election form has previously been filed by the Director, then in accordance with the timing and manner of payment elected by the Director on such Option Deferral Election Form.

           (vii) TAX WITHHOLDING. Where applicable, upon the exercise of the Option (or upon settlement of Phantom Stock Units), the Company shall be entitled to require as a condition of delivery of Common Stock that a Director remit, or, in appropriate cases, agree to remit when due, an amount sufficient to satisfy all federal, state and local withholding and employment tax requirements relating to such exercise. A Director will be entitled to elect to have the Company withhold from the Common Stock to be delivered upon the exercise of the Option, or to elect to deliver to the Company from shares of Common Stock owned separately by the Director, a sufficient number of such shares of Common Stock to satisfy the federal, state and local withholding and employment tax obligations relating to the Director's exercise of the Option (and the Company's withholding obligations) to the extent, if any, permitted under rules and regulations adopted by the Administrator and in effect at the time of such exercise. In such case, the Common Stock withheld or the Common Stock surrendered will be valued at the Fair Market Value on the date of exercise determined in accordance with the Plan.

        (e) TRANSFERABILITY OF OPTIONS. Options may not be transferred, pledged, assigned or otherwise disposed of except by will or the laws of descent and distribution; PROVIDED, HOWEVER, that Options may be, with the approval of the Administrator, transferred to a member or members of a Director's immediate family (as defined below) or to one or more trusts or partnerships established in whole or in part for the benefit of one or more of such immediate family members (collectively, "PERMITTED TRANSFEREES"), subject to such rules and procedures as may from time to time be adopted or imposed by the Administrator. If an Option is transferred to a Permitted Transferee, it shall be further transferable only by will or the laws of descent and distribution or, for no consideration, to another Permitted Transferee of the Director. A Director shall notify the Company in writing prior to any proposed transfer of an Option to a Permitted Transferee and shall furnish the Company, upon request, with information concerning such Permitted Transferee's financial condition and investment experience. For purposes of the Plan, a Director's "immediate family" means any child, stepchild, grandchild, spouse, son-in-law or daughter-in-law and shall include adoptive relationships; provided, however, that if the Company adopts a different definition of "immediate family" (or similar term) in connection with the transferability of employee stock options awarded to employees of the Company, such definition shall apply, without further action by the Board, to the Plan.

    4.  DEFERRAL OF DIRECTOR'S FEES.

        (a) DEFERRAL ELECTIONS.

           (i) GENERAL PROVISIONS. Directors may elect to defer all or a specified percentage of their Director's Fees with respect to a Deferral Period in the manner provided in this Section 4. A Director's Deferred Benefit is at all times nonforfeitable.

           (ii) DEFERRAL ELECTION FORMS. Before the Election Date applicable to a Deferral Period, each Director will be provided with a Deferral Election Form and a Beneficiary Designation Form (which may, in the discretion of the Administrator, be combined in one form). In order for a Director to participate in the deferral portion of the Plan for a given Deferral Period, a Deferral Election Form, completed and signed by him, must be delivered to the Company on or prior to the applicable Election Date. A Director electing to participate in the Plan for a given Deferral Period shall indicate on his Deferral Election Form:

               (A) the percentage of the Director's Fees for the Deferral Period to be deferred;

                (B) if the Deferral Election Form is the first such form filed by the Director, the Director's election, in accordance with Sections 4(f) and 4(g), as to the timing and manner of payment of the Deferred Benefits. A Director's election as to the timing and manner of payment of Deferred Benefits in the initial Deferral Election Form shall govern the timing and manner of payment of all subsequent deferrals under the Plan and may not be changed or revoked; and

                (C) whether amounts deferred for the Deferral Period will be credited to the Deferred Compensation Account as Phantom Stock Units in accordance with Section 4(b) below or Phantom Cash Amounts in accordance with Section 4(c) below. A Director's election as to the method of crediting deferred amounts for a given Deferral Period may not be subsequently changed or revoked. Director's Fees for a given Deferral Period may be deferred in part in Phantom Cash Amounts and in part in Phantom Stock Units. Any such allocation shall be in multiples of 10% (not to exceed 100%) of the amounts deferred.

           (iii) EFFECT OF NO DEFERRAL ELECTION. A Director who does not submit a completed and signed Deferral Election Form to the Company on or prior to the applicable Election Date may not defer his Director's Fees for the Deferral Period. However, a Director's Deferral Election Form filed for one Deferral Period shall be effective for subsequent Deferral Periods if not otherwise revoked by the Director.

        (b) ESTABLISHMENT OF DEFERRED COMPENSATION ACCOUNTS. A Director's deferrals will be credited to a Deferred Compensation Account set up for that Director by the Company in accordance with the provisions of this
    Section 4.

        (c) CREDITING OF PHANTOM CASH AMOUNTS TO DEFERRED COMPENSATION
    ACCOUNTS. The portion of the Director's Fees that a Director elects to defer in the form of Phantom Cash Amounts shall be credited to the Deferred Compensation Account (i) for any cash retainer payable to a Director, as of the last business day of the fiscal quarter in which such amount would otherwise have been payable to the Director and (ii) for all other Director's Fees (including, but not limited to, fees payable for attendance at a meeting of the Board or a committee thereof or in connection with a site inspection of property in which the Company is contemplating making an investment), as of the date such services are performed. The Phantom Cash Amount credited to the Deferred Compensation Account shall thereafter be credited with notional interest as of the last day of each month. The annual rate of interest in effect for a Deferral Period shall be the "applicable federal rate" for short-term loans with monthly compounding, as promulgated by the Internal Revenue Service under section 1274 of the Code for the first month in such Deferral Period.

        (d) CREDITING OF PHANTOM STOCK UNITS TO DEFERRED COMPENSATION ACCOUNTS.

           (i) NUMBER OF PHANTOM STOCK UNITS. The portion of the Director's Fees that a Director elects to defer in the form of Phantom Stock Units shall be credited to the Deferred Compensation Account (i) for any cash retainer payable to a Director, as of the last business day of the fiscal quarter in which such amount would otherwise have been payable to the Director and (ii) for all other Director's Fees (including, but not limited to, fees payable for attendance at a meeting of the Board or a committee thereof or in connection with a site inspection of property in which the Company is contemplating making an investment), as of the date such services are performed. The number of Phantom Stock Units to be credited to the Deferred Compensation Account shall be determined by dividing (1) the amount of the Director's Fees deferred by (2) the Fair Market Value of a share of Common Stock as of the date of crediting. Any partial Phantom Stock Unit that results from the application of the previous sentence shall be rounded to the nearest whole Phantom Stock Unit.

           (ii) DIVIDEND EQUIVALENTS. In the event that the Company pays any cash or other dividend or makes any other distribution in respect of the Common Stock, each Phantom Stock Unit credited to the Deferred Compensation Account of a Director will be credited with an additional number of Phantom Stock Units (including fractions thereof) determined by dividing (A) the amount of cash, or the value (as determined by the Administrator) of any securities or other property, paid or distributed in respect of one outstanding share of Common Stock by (B) the Fair Market Value of a share of Common Stock as of the date of such payment or distribution. If the sum of such additional Phantom Stock Units (or fractions thereof) would cause the crediting of a partial Phantom Stock Unit, such partial Phantom Stock Unit shall be rounded to the nearest whole Phantom Stock Unit. Such credit shall be made effective as of the date of the dividend or other distribution in respect of the Common Stock.

           (iii) NO RIGHTS AS STOCKHOLDER. The crediting of Phantom Stock Units to a Director's Deferred Compensation Account shall not confer on the Director any rights as a stockholder of the Company.

        (e) WRITTEN STATEMENTS OF ACCOUNT. The Company will furnish each Director with a statement setting forth the value of such Director's Deferred Compensation Account as of the end of each Deferral Period and all credits to and payments from the Deferred Compensation Account during the Deferral Period. Such statement will be furnished no later than 60 days after the end of the Deferral Period.

        (f) MANNER OF PAYMENT OF DEFERRED BENEFIT. Payment of the portion of the Deferred Benefits under the Plan credited as Phantom Cash Amounts shall be in cash and payment of the portion of the Deferred Benefits credited in Phantom Stock Units shall be in shares of Common Stock. Payment shall be made either in a single lump sum or in a series of five or fewer annual installments. The amount of each installment payment to a Director shall be determined in accordance with the formula B/(N - P), where "B" is the total value of the Deferred Compensation Account as of the installment calculation date, "N" is the number of installments elected by the Director and "P" is the number of installments previously paid to the Director. If a Director's Deferred Benefit is credited in part in Phantom Cash Amounts and in part in Phantom Stock Units and the Director elects the payment of Deferred Benefits in more than one installment, then the formula in the previous sentence shall be applied separately with respect to each such portion of the Deferred Compensation Account.

        (g) COMMENCEMENT OF PAYMENT OF DEFERRED BENEFIT. Payment of a Director's Deferred Benefit shall commence as soon as practicable (but in no event more than 60 days) after the earlier to occur of:

            (i) termination of service as a member of the Board or, in the case of a member of the Board who is also an employee of the Company or who becomes an employee upon such individual's termination of service as a member of the Board, after such individual's termination of service as an employee of the Company; or

            (ii) the date specified in the Deferral Election Form executed by the Director.

        (h) DEATH. In the event of a Director's death, the Director's entire Deferred Benefit (including any unpaid portion thereof corresponding to installments not yet paid at the time of death), to the extent not distributed earlier pursuant to Section 4(g), will be distributed in a lump sum to the Director's Beneficiary as soon as practicable after the date of death, but in no event more than six months after the Director's date of death.

        (i) RESTRICTIONS ON TRANSFER. The Company shall pay all Deferred Benefits payable under the Plan only to the Director or Beneficiary designated under the Plan to receive such amounts. Neither a Director nor his Beneficiary shall have any right to anticipate, alienate, sell, transfer, assign, pledge, encumber or change any benefits to which he may become entitled under the Plan, and any attempt to do so shall be void. A Deferred Benefit shall not be subject to attachment, execution by levy, garnishment, or other legal or equitable process for a Director's or Beneficiary's debts or other obligations.

        (j) EARLY PAYMENT OF DEFERRED BENEFITS. In the event that the Internal Revenue Service shall make a final determination that all or a portion of a Director's Deferred Benefits are subject to ordinary income tax prior to the scheduled date of payment of such Deferred Benefit pursuant to the terms of this Plan and the applicable deferral election made by the Director, such Deferred Benefits shall, to the extent determined to be subject to current taxation, be immediately paid to the Director.

    5.  DESIGNATION OF BENEFICIARY.

        (a) BENEFICIARY DESIGNATIONS. Each Director may designate a Beneficiary to receive any Deferred Benefit due under the Plan or to exercise an Option upon the Director's death by executing a Beneficiary Designation Form.

        (b) CHANGE OF BENEFICIARY DESIGNATION. A Director may change an earlier Beneficiary designation by executing a later Beneficiary Designation Form and delivering it to the Administrator. The execution of a Beneficiary Designation Form and its receipt by the Administrator revokes and rescinds any prior Beneficiary Designation Form.

    6.  CHANGE IN CONTROL.

    Anything in the Plan to the contrary notwithstanding, in the event of a Change in Control of the Company, the following provisions shall apply:

        (a) Any Options outstanding as of the date such Change in Control is determined to have occurred that are not yet exercisable and vested on such date shall become fully exercisable and vested; PROVIDED, HOWEVER, that if the Administrator shall receive an opinion from a nationally recognized firm of accountants to the Company that the accelerated vesting of some or all of the Options will prohibit the utilization of "pooling of interests" accounting in connection with the transaction resulting in the Change in Control of the Company, then such Options shall not become fully exercisable and vested upon the Change in Control.

        (b) All Deferred Benefits credited to a Director's Deferred Compensation Account shall be paid to the Director (or to the Director's Beneficiary if the Director dies prior to payment) on or prior to the date of the Change in Control. Payment of the portion of the Deferred Benefits under the Plan credited as Phantom Cash Amounts shall be in cash and payment of the portion of the Deferred Benefits credited in Phantom Stock Units shall be in shares of Common Stock.

    7.  RECAPITALIZATION OR REORGANIZATION.

        (a) AUTHORITY OF THE COMPANY AND STOCKHOLDERS. The existence of the Plan shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

        (b) CHANGE IN CAPITALIZATION. Notwithstanding any other provision of the Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, reorganization, merger, consolidation, stock split, combination or exchange of shares (a "CHANGE IN CAPITALIZATION"), (i) such proportionate adjustments as may be necessary (in the form determined by the Administrator in its sole discretion) to reflect such change shall be made to prevent dilution or enlargement of the rights of Directors under the Plan with respect to the aggregate number of shares of Common Stock authorized to be awarded under the Plan, the number of shares of Common Stock covered by each outstanding Option and the exercise prices in respect thereof, the number of shares of Common Stock covered by future Option grants and the number of Phantom Stock Units credited to a Director's Deferred Compensation Account and (ii) the Administrator may make such other adjustments, consistent with the foregoing, as it deems appropriate in its sole discretion.

        (c) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, each outstanding Option will vest and become exercisable on a date prior to the consummation of the proposed action that is reasonably sufficient to enable the Directors to exercise their Options. All Deferred Benefits credited to the Director's Deferred Compensation Account as of the date of the consummation of a proposed dissolution or liquidation shall be paid in cash to the Director or, in the event of death of the Director prior to payment, to the Beneficiary thereof on the date of the consummation of such proposed action. The cash amount paid for each Phantom Stock Unit shall be the Fair Market Value of a share of Common Stock as of the date of the consummation of such proposed action.

    8.  TERMINATION AND AMENDMENT OF THE PLAN.

        (a) TERMINATION.  The Plan shall terminate upon the first to occur of
    (i) the adoption of a resolution of the Board terminating the Plan or (ii) May 19, 2002 (the "TERMINATION DATE"). Following the Termination Date, no further grants of Options shall be made pursuant to the Plan and no further Director's Fees may be deferred by a Director.

        (b) GENERAL POWER OF BOARD. Notwithstanding anything herein to the contrary, the Board may at any time and from time to time terminate, modify, suspend or amend the Plan in whole or in part; provided, however, that no such termination, modification, suspension or amendment shall be effective without stockholder approval if such approval is required to comply with any applicable law or stock exchange rule; and provided further that the Board may not, without stockholder approval, increase the maximum number of shares issuable under the Plan except as provided in Section 7(b) above.

        (c) WHEN DIRECTORS' CONSENTS REQUIRED. The Board may not alter, amend, suspend, or terminate the Plan without the consent of any Director to the extent that such action would (i) adversely affect his or her rights with respect to Options that have previously been granted or (ii) result in the distribution to such Director of amounts then credited to his Deferred Compensation Account in any manner other than as provided in the Plan or could reasonably be expected to result in the immediate taxation to such Director of Deferred Benefits.

    9.  MISCELLANEOUS.

        (a) NO RIGHT TO REELECTION. Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any of its members for reelection by the Company's stockholders, nor confer upon any Director the right to remain a member of the Board for any period of time, or at any particular rate of compensation.

        (b) UNFUNDED PLAN.

           (i) GENERALLY. This Plan is unfunded. Amounts payable under the Plan will be satisfied solely out of the general assets of the Company subject to the claims of the Company's creditors.

           (ii) DEFERRED BENEFITS. A Deferred Benefit represents at all times an unfunded and unsecured contractual obligation of the Company and each Director or Beneficiary will be an unsecured creditor of the Company. No Director, Beneficiary or any other person shall have any interest in any fund or in any specific asset of the Company by reason of any amount credited to him hereunder, nor shall any Director, Beneficiary or any other person have any right to receive any distribution under the Plan except as, and to the extent, expressly provided in the Plan. The Company will not segregate any funds or assets for Deferred Benefits or issue any notes or security for the payment of any Deferred Benefits. Any reserve or other asset that the Company may establish or acquire to assure itself of the funds to provide benefits under the Plan shall not serve in any way as security to any Director, Beneficiary or other person for the performance of the Company under the Plan.

        (c) OTHER COMPENSATION ARRANGEMENTS. Benefits received by a Director pursuant to the provisions of the Plan shall not be included in, nor have any effect on, the determination of benefits under any other arrangement provided by the Company.

        (d) SECURITIES LAW RESTRICTIONS. The Administrator may require each Director purchasing or acquiring shares of Common Stock pursuant to the Plan to agree with the Company in writing that such Director is acquiring the shares for investment and not with a view to the distribution thereof. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission or any exchange upon which the Common Stock is then listed, and any applicable federal or state securities law, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. No shares of Common Stock shall be issued hereunder unless the Company shall have determined that such issuance is in compliance with, or pursuant to an exemption from, all applicable federal and state securities laws.

        (e) EXPENSES. The costs and expenses of administering the Plan shall be borne by the Company.

        (f) GOVERNING LAW. Except as to matters of federal law, the Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Maryland without giving effect to conflicts of law principles.

    10.  DEFINITIONS.

        "ADMINISTRATOR" means the Chief Financial Officer of the Company or the individual appointed by the Chief Executive Officer of the Company to administer the Plan.

        "ANNUAL MEETING" means an annual meeting of the Company's stockholders.

        "BENEFICIARY" or "BENEFICIARIES" means an individual or entity designated by a Director on a Beneficiary Designation Form to receive Deferred Benefits and to exercise Options in the event of the Director's death; provided, however, that if no such individual or entity is designated or if no such designated individual is alive at the time of the Director's death, Beneficiary shall mean the Director's estate.

        "BENEFICIARY DESIGNATION FORM" means a document, in a form approved by the Administrator to be used by Directors to name their respective Beneficiaries. No Beneficiary Designation Form shall be effective unless it is signed by the Director and received by the Administrator prior to the date of death of the Director.

        "BOARD" means the Board of Directors of the Company.

        "CHANGE IN CONTROL" shall mean the occurrence of any of the following:

            (i) any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity or person, or any syndicate or group deemed to be a person under Section 14(d)(2) of the Exchange Act (other than (A) AEW Capital Management, (B) the Company or any of its subsidiaries or (C) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or of any of its subsidiaries), is or becomes the "beneficial owner" (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities entitled to vote in the election of directors of the Company;

            (ii) during any period of two (2) consecutive years, individuals who at the beginning of such period constituted the Board and any new directors, whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least three-fourths
       ( 3/4) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof;

           (iii) there occurs a reorganization, merger, consolidation or other corporate transaction involving the Company, in each case with respect to which the stockholders of the Company immediately prior to such transaction do not, immediately after such transaction, own more than 50% of the combined voting power of the Company or other corporation resulting from such transaction; or

            (iv) all or substantially all of the assets of the Company are sold, liquidated or distributed.

        "CODE" means the Internal Revenue Code of 1986, as amended, and the applicable rules and regulations promulgated thereunder.

        "COMMON STOCK" means the common stock of the Company, par value $0.02 per share.

        "COMPANY" means Bedford Property Investors, Inc., a Maryland corporation, or any successor to substantially all of its business.

        "DEFERRAL ELECTION FORM" means a document, in a form approved by the Administrator, pursuant to which a Director makes a deferral election under the Plan.

        "DEFERRAL PERIOD" means each calendar year. A short Deferral Period under the Plan shall commence on December 9, 1997 and end on December 31, 1997 for purposes of deferring Board meeting fees scheduled to be paid on December 9, 1997. If an individual becomes eligible to participate in the Plan after the commencement of a Deferral Period, the Deferral Period for the individual shall be the remainder of such Deferral Period.

        "DEFERRED BENEFIT" means an amount that will be paid on a deferred basis under the Plan to a Director who has made a deferral election.

        "DEFERRED COMPENSATION ACCOUNT" means the bookkeeping record established for each Director. A Deferred Compensation Account is established only for purposes of measuring a Deferred Benefit and not to segregate assets or to identify assets that may be used to pay a Deferred Benefit.

        "DIRECTOR" means a member of the Board.

        "DIRECTOR'S FEES" means the cash portion of (i) any retainer fee payable to a Director for service on the Board, (ii) any other fee payable for service on, or for acting as chairperson of, any committee of the Board, or in connection with a site inspection of property in which the Company is contemplating making an investment and (iii) any other fee or fees payable in respect of service on the board of directors of any Subsidiary or any committee of any such board of directors.

        "DISABILITY" shall have the meaning set forth in the Company's long-term disability plan, regardless of whether the Director is a participant in such plan.

        "EFFECTIVE DATE" shall mean September 4, 1997.

        "ELECTION DATE" means the day immediately preceding the commencement of a Deferral Period. If an individual first becomes eligible to participate in the Plan on an Annual Meeting date or after the start of a Deferral Period, the Election Date shall be the 30th day following such Annual Meeting date or initial participation date, as the case may be. The Election Date for the short Deferral Period commencing on December 9, 1997 and ending on December 31, 1997 shall be December 8, 1997.

        "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations promulgated thereunder.

        "FAIR MARKET VALUE" means the value of Common Stock determined as follows:

            (i) If the Common Stock is listed on the New York Stock Exchange or any other established stock exchange or a national market system (including without limitation the NASDAQ National Market), its Fair Market Value shall be the mean between the high and low sales prices for such stock or the closing bid if no sales were reported, as quoted on such system or exchange (or the exchange with the greatest volume of trading in the Common Stock) for the date of determination or, if the date of determination is not a trading day, the immediately preceding trading day, as reported in THE WALL STREET JOURNAL or such other source as the Committee deems reliable.

            (ii) If the Common Stock is regularly quoted on the NASDAQ system (but not on the NASDAQ National Market) or quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock on the date of determination or, if there are no quoted prices on the date of determination, on the last day on which there are quoted prices prior to the date of determination.

           (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Committee.

        "OPTION" means an option to purchase shares of Common Stock awarded to a Director pursuant to the Plan.

        "PHANTOM CASH AMOUNTS" means the amounts credited to a Deferred Compensation Account in accordance with Section 4(c).

        "PHANTOM STOCK UNIT" means a bookkeeping unit representing one share of Common Stock credited to a Deferred Compensation Account in accordance with
    Section 4(d).

        "PLAN" means the Bedford Property Investors, Inc. Amended and Restated 1992 Directors' Stock Option Plan.

        "SUBSIDIARY" means any corporation that is a "subsidiary corporation" within the meaning of Section 424(f) of the Code with respect to the Company.

    11. EFFECTIVE DATE. The amendments to the Plan set forth herein by restatement shall be effective as of the Effective Date, subject to the approval thereof by the stockholders of the Company by no later than the next Annual Meeting to occur after the Effective Date. If such stockholder approval is not obtained on or before the date of such Annual Meeting, all Director's Fees previously deferred under the Plan (together with notional interest credited at the rate described in the last sentence of Section 4(c) above) shall be paid to the Directors in cash within ten days following the date of the Annual Meeting and the amendments to the Plan herein shall be void ab initio.

                        BEDFORD PROPERTY INVESTORS, INC.
                              AMENDED AND RESTATED
                              EMPLOYEE STOCK PLAN
       (formerly the Employee Stock Option Plan, effective May 20, 1985, amended April 15, 1986 and June 9, 1993,
              and amended and restated effective January 1, 1998)

    In order to attract and retain the services of qualified individuals for positions of responsibility and to secure for the Company the benefits of the incentives inherent in increased ownership of Common Stock by such individuals, the Company hereby authorizes grants of Stock Options, Stock Appreciation Rights and Restricted Stock to the officers, employees and consultants of the Company and its subsidiaries. Any capitalized term used herein without definition in the section where first used shall have the meaning ascribed to such term in Section 12.

    1. ADMINISTRATION. The Committee will be responsible for administering the Plan. The Committee will have authority to adopt such rules as it may deem appropriate to carry out the purposes of the Plan, and shall have authority to interpret and construe the provisions of the Plan and any agreements and notices under the Plan and to make determinations pursuant to any Plan provision. Each interpretation, determination or other action made or taken by the Committee pursuant to the Plan shall be final and binding on all persons. The Committee shall not be liable for any action or determination made in good faith, and shall be entitled to indemnification and reimbursement in the manner provided in the Company's certificate of incorporation and by-laws as such documents may be amended from time to time. The Committee shall have the full power and authority, subject to the express provisions hereof, to select Participants from the Eligible Individuals and (ii) to make Awards in accordance with the Plan.

    2. SHARES AVAILABLE. Subject to the provisions of Section 9(b) of the Plan, the maximum number of shares of Common Stock which may be issued under the Plan shall not exceed 3,000,000 shares (the "LIMIT"). Authorized and unissued shares of Common Stock may be delivered pursuant to the Plan. For purposes of determining the number of shares that remain available for issuance under the Plan, the following rules shall apply:

        (a) the number of Shares subject to outstanding Awards shall be charged against the Limit; and

        (b) the Limit shall be increased by:

            (i) the number of shares subject to an Award (or portion thereof) which lapses, expires or is otherwise terminated without the issuance of such shares or is settled by the delivery of consideration other than shares,

            (ii) the number of shares tendered to pay the exercise price of a Stock Option or other Award, and

           (iii) the number of shares withheld from any Award or contributed by a Participant to satisfy a Participant's tax withholding obligations.

    3.  ELIGIBLE INDIVIDUALS.

        (a) ELIGIBILITY CRITERIA. Awards may be granted by the Committee to individuals ("ELIGIBLE INDIVIDUALS") who are officers or other employees or consultants of the Company or a Subsidiary with the potential to contribute to the future success of the Company or its Subsidiaries. Members of the Compensation Committee will not be permitted to receive Awards under the Plan.

        (b) MAXIMUM NUMBER OF SHARES PER ELIGIBLE INDIVIDUAL. In accordance with the requirements under Section 162(m) of the Code, no Eligible Individual shall receive grants of Awards with respect to an aggregate of more than 400,000 shares of Common Stock in respect of any fiscal year of the

    Company. For purposes of the preceding sentence, any Award that is made as bonus compensation, or is made in lieu of compensation that otherwise would be payable to an Eligible Individual, shall be considered made in respect of the fiscal year to which such bonus or other compensation relates or otherwise was earned.

    4. AWARDS GENERALLY. Awards under the Plan may consist of Stock Options, Stock Appreciation Rights and Restricted Stock. The terms and provisions of an Award shall be set forth in a written Award Agreement approved by the Committee and delivered or made available to the Participant as soon as practicable following the date of the Award. The vesting, exercisability, payment and other restrictions applicable to an Award (which may include, without limitation, restrictions on transferability or provision for mandatory resale to the Company) shall be determined by the Committee and set forth in the applicable Award Agreement. Notwithstanding the foregoing, the Committee may accelerate (i) the vesting or payment of any Award, (ii) the lapse of restrictions on any Award or (iii) the date on which any Option or Stock Appreciation Right first becomes exercisable. The date of a Participant's termination of employment for any reason shall be determined in the sole discretion of the Committee. The Committee shall also have full authority to determine and specify in the applicable Award Agreement the effect, if any, that a Participant's termination of employment for any reason will have on the vesting, exercisability, payment or lapse of restrictions applicable to an outstanding Award.

    5.  STOCK OPTIONS.

        (a) TERMS OF STOCK OPTIONS GENERALLY. Subject to the terms of the Plan and the applicable Award Agreement, each Stock Option shall entitle the Participant to whom such Stock Option was granted to purchase the number of shares of Common Stock specified in the applicable Award Agreement and shall be subject to the terms and conditions established by the Committee in connection with the Award and specified in the applicable Award Agreement. Upon satisfaction of the conditions to exercisability specified in the applicable Award Agreement, a Participant shall be entitled to exercise the Stock Option in whole or in part and to receive, subject to the terms of the Award Agreement, upon satisfaction or payment of the exercise price or an irrevocable notice of exercise in the manner contemplated by Section 5(d) below, the number of shares of Common Stock in respect of which the Stock Option shall have been exercised. Stock Options may be either Nonqualified Stock Options or Incentive Stock Options.

        (b) EXERCISE PRICE. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and set forth in the Award Agreement, PROVIDED, that the exercise price per share shall be no less than 85% of the Fair Market Value per share on the date of grant.

        (c) OPTION TERM. The Committee shall fix the term of each Stock Option to be set forth in the Award Agreement; PROVIDED, HOWEVER, that a Stock Option shall not be exercisable after the expiration of ten years after the date the Stock Option is granted.

        (d) METHOD OF EXERCISE. Subject to the provisions of the applicable Award Agreement, the exercise price of a Stock Option may be paid (i) by personal check, bank draft or postal or express money order (such modes of payment are collectively referred to as "cash") payable to the order of the Company in U.S. dollars, (ii) by delivery of previously owned shares of Common Stock, (iii) by a combination thereof and, (iv) if the applicable Award Agreement so provides, in whole or in part through the withholding of shares subject to the Stock Option with a value equal to the exercise price. Payment of the exercise price in shares of Common Stock shall be made (i) by delivering to the Company the share certificate(s) representing the required number of shares, with the Participant signing his or her name on the back or by attaching executed stock powers (the signature of the Participant must be guaranteed in either case) or (ii) attesting to ownership of a sufficient number of shares of Common Stock. In addition to the exercise methods described above, a Participant may exercise a Stock Option through a procedure whereby the Participant delivers to the Company an irrevocable notice of exercise in exchange for the Company issuing the shares of Common Stock subject to the Stock Option to a broker previously designated or approved by the Company, subject to such rules and procedures as the Committee may determine (for purposes of such a transaction the value of shares of the Common Stock shall be deemed to equal the Fair Market Value of the Common Stock on the date of exercise of the Stock Option).

        (e) LIMITATION ON EXERCISE. No Option shall be exercisable unless the Common Stock subject thereto has been registered under the Securities Act and qualified under applicable state "blue sky" laws in connection with the offer and sale thereof, or the Company has determined that an exemption from registration under the Securities Act and from qualification under such state "blue sky" laws is available.

        (f) ISSUANCE OF SHARES. Subject to the foregoing conditions and the terms of the applicable Award Agreement, as soon as reasonably practicable after its receipt of a proper notice of exercise and payment of the exercise price of the Stock Option for the number of shares with respect to which the Stock Option is exercised, the Company shall deliver to the Participant, at the principal office of the Company or at such other location as may be acceptable to the Company and the Participant, one or more stock certificates for the appropriate number of shares of Common Stock issued in connection with such exercise. Shares sold in connection with a broker-assisted "cashless exercise" shall be delivered to the broker designated or appointed by the Company in the time and manner described in
    Section 5(d) above. Any such shares shall be fully paid and nonassessable.

    6. STOCK APPRECIATION RIGHTS. Stock Appreciation Rights shall be subject to the terms and conditions established by the Committee in connection with the Award thereof and specified in the applicable Award Agreement. Upon satisfaction of the conditions to the payment specified in the applicable Award Agreement, each Stock Appreciation Right shall entitle a Participant to an amount, if any, equal to the Fair Market Value of a share of Common Stock on the date of exercise over the Stock Appreciation Right exercise price specified in the applicable Award Agreement. At the discretion of the Committee, payments to a Participant upon exercise of a Stock Appreciation Right may be made in Shares, cash or a combination thereof. A Stock Appreciation Right may be granted alone or in addition to other Awards, or in tandem with a Stock Option. If granted in tandem with a Stock Option, a Stock Appreciation Right shall cover the same number of shares of Common Stock as covered by the Stock Option (or such lesser number of shares as the Committee may determine) and shall be exercisable only at such time or times and to the extent the related Stock Option shall be exercisable, and shall have the same term and exercise price as the related Stock Option. Upon exercise of a Stock Appreciation Right granted in tandem with a Stock Option, the related Stock Option shall be canceled automatically to the extent of the number of shares covered by such exercise; conversely, if the related Stock option is exercised as to some or all of the shares covered by the tandem grant, the tandem Stock Appreciation Right shall be canceled automatically to the extent of the number of shares covered by the Stock Option exercise.

    7.  RESTRICTED STOCK AWARDS.

        (a) GRANT OF AWARDS. The Committee may grant Restricted Stock under the Plan in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine. The vesting of Restricted Stock granted under the Plan may be conditioned upon the completion of a specified period of employment with the Company or any Affiliate, upon the attainment of specified performance goals, and/or upon such other criteria as the Committee may determine in its sole discretion.

        (b) PAYMENT. Each Award Agreement with respect to a grant of Restricted Stock award shall set forth the amount (if any) to be paid by the grantee with respect to such award. If a grantee makes any payment for Restricted Stock that does not vest, appropriate payment may be made to the grantee following the forfeiture of such award on such terms and conditions as the Committee may determine.

        (c) FORFEITURE UPON TERMINATION OF EMPLOYMENT. Each Award Agreement with respect to a grant of Restricted Stock award shall set forth such terms and conditions as the Committee may determine regarding the vesting and forfeiture of Restricted Stock.

        (d) ISSUANCE OF SHARES. The Committee may provide that one or more certificates representing Restricted Stock shall be registered in the grantee's name and bear an appropriate legend specifying that such shares are not transferable and are subject to the terms and conditions of the Plan and the applicable Plan agreement, or that such certificate or certificates shall be held in escrow by the Company on behalf of the grantee until such shares vest or are forfeited, all on such terms and conditions as the Committee may determine. Unless the applicable Award Agreement otherwise provides, no Restricted Stock may be assigned, transferred, otherwise encumbered or disposed of by the grantee until such Restricted Stock has vested in accordance with the terms of such award. Subject to the provisions of Section 11(d), as soon as practicable after any Restricted Stock vests, the Company shall issue or reissue to the grantee (or to the grantee's estate in the event of the grantee's death) one or more certificates for the Common Stock represented by such Award.

    8.  CHANGE IN CONTROL.

    Anything in the Plan to the contrary notwithstanding, in the event of a Change in Control of the Company, any Awards outstanding as of the date such Change in Control is determined to have occurred that are not yet exercisable and vested on such date shall become fully exercisable and vested; PROVIDED, HOWEVER, that if the Committee shall receive an opinion from a nationally recognized firm of accountants to the Company that the accelerated vesting of some or all of the Awards will prohibit the utilization of "pooling of interests" accounting in connection with the transaction resulting in the Change in Control of the Company, then such Awards shall not become fully exercisable and vested upon the Change in Control.

    9.  RECAPITALIZATION OR REORGANIZATION.

        (a) AUTHORITY OF THE COMPANY AND STOCKHOLDERS. The existence of the Plan shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

        (b) CHANGE IN CAPITALIZATION. Notwithstanding any other provision of the Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, reorganization, merger, consolidation, stock split, combination or exchange of shares (a "CHANGE IN CAPITALIZATION"), (i) such proportionate adjustments as may be necessary (in the form determined by the Committee in its sole discretion) to reflect such change shall be made to prevent dilution or enlargement of the rights of Participants under the Plan with respect to the aggregate number of shares of Common Stock authorized to be awarded under the Plan, the number of shares of Common Stock covered by each outstanding Option and the exercise prices in respect thereof and the number of shares of Common Stock covered by future Option grants and (ii) the Committee may make such other adjustments, consistent with the foregoing, as it deems appropriate in its sole discretion.

        (c) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, each outstanding Award will vest and become exercisable on a date prior to the consummation of the proposed action that is reasonably sufficient to enable the Participants to exercise their Awards.

    10.  TERMINATION AND AMENDMENT OF THE PLAN.

        (a) TERMINATION.  The Plan shall terminate upon the first to occur of
    (i) the adoption of a resolution of the Board terminating the Plan or (ii) April 30, 2003 (the "TERMINATION DATE"). Following the Termination Date, no further grants of Awards shall be made pursuant to the Plan.

        (b) GENERAL POWER OF BOARD. Notwithstanding anything herein to the contrary, the Board may at any time and from time to time terminate, modify, suspend or amend the Plan in whole or in part; PROVIDED, HOWEVER, that no such termination, modification, suspension or amendment shall be effective without stockholder approval if such approval is required to comply with any applicable law or stock exchange rule; and PROVIDED FURTHER that the Board may not, without stockholder approval, increase the maximum number of shares issuable under the Plan except as provided in Section 9(b) above.

        (c) WHEN PARTICIPANTS' CONSENTS REQUIRED. The Board may not alter, amend, suspend, or terminate the Plan without the consent of any Participant to the extent that such action would adversely affect his or her rights with respect to Awards that have previously been granted.

    11.  MISCELLANEOUS.

           (a) NO RIGHT TO GRANTS OR EMPLOYMENT. No Eligible Individual or Participant shall have any claim or right to receive grants of Awards under the Plan. Nothing in the Plan or in any Award or Award Agreement shall confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, as the case may be, or interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any of its employees at any time, with or without cause.

           (b) UNFUNDED PLAN. The Plan is intended to constitute an unfunded plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or payments in lieu thereof with respect to awards hereunder.

        (c) OTHER EMPLOYEE BENEFIT PLANS. Payments received by a Participant under any Award made pursuant to the provisions of the Plan shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Company.

        (d) SECURITIES LAW RESTRICTIONS. The Committee may require each Participant purchasing or acquiring shares of Common Stock pursuant to the Plan to agree with the Company in writing that such Participant is acquiring the shares for investment and not with a view to the distribution thereof. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission or any exchange upon which the Common Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. No shares of Common Stock shall be issued hereunder unless the Company shall have determined that such issuance is in compliance with, or pursuant to an exemption from, all applicable federal and state securities laws.

        (e) EXPENSES. The costs and expenses of administering the Plan shall be borne by the Company.

        (f) TAX WITHHOLDING. Where applicable, upon the exercise or vesting of an Award, the Company shall be entitled to require as a condition to delivery of Common Stock or cash that a Participant remit, or, in appropriate cases, agree to remit when due, an amount sufficient to satisfy all federal, state and local withholding and employment tax requirements relating to such exercise or vesting. A

    Participant will be entitled to elect to have the Company withhold from the Common Stock to be delivered upon the exercise or vesting of an Award, or to elect to deliver to the Company from shares of Common Stock owned separately by the Participant, a sufficient number of such shares of Common Stock to satisfy the federal, state and local withholding and employment tax obligations relating to the Participant's exercise of the Award or the Award's vesting (and the Company's withholding obligations) to the extent permitted under rules and regulations adopted by the Committee and in effect at the time of such exercise or vesting. In such case, the Common Stock withheld or the Common Stock surrendered will be valued at the Fair Market Value on the date of exercise or vesting determined in accordance with the Plan.

        (g) LOANS. On such terms and conditions as shall be approved by the Committee, the Company may directly or indirectly lend money to a Participant to accomplish the purposes of the Plan, including to assist such Participant to acquire or carry shares of Common Stock acquired upon the exercise of Stock Options granted hereunder, and the Committee may also separately lend money to any Participant to pay taxes with respect to any of the transactions contemplated by the Plan.

        (h) STOCKHOLDER RIGHTS. A Participant shall have no rights as a stockholder with respect to any shares of Common Stock issuable upon exercise of a Stock Option or a Stock Appreciation Right until a certificate evidencing such shares shall have been issued to the Participant, and no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date upon which the Participant shall become the holder of record thereof.

        (i)   Compliance with Rule 16b-3.

            (i) The Plan is intended to comply with Rule 16b-3 under the Exchange Act or its successors under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Award Agreement in a manner consistent therewith. To the extent any provision of the Plan or Award Agreement or any action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Moreover, in the event the Plan or an Award Agreement does not include a provision required by Rule 16b-3 to be stated therein, such provision (other than one relating to eligibility requirements, or the price and amount of Awards) shall be deemed automatically to be incorporated by reference into the Plan or such Award Agreement insofar as Participants subject to Section 16 of the Exchange Act are concerned.

            (ii) Notwithstanding anything contained in the Plan or any Award Agreement to the contrary, if the consummation of any transaction under the Plan would result in the possible imposition of liability on a Participant pursuant to Section 16(b) of the Exchange Act, the Committee shall have the right, in its sole discretion, but shall not be obligated, to defer such transaction to the extent necessary to avoid such liability.

        (j) AWARD AGREEMENT. In the event of any conflict or inconsistency between the Plan and any Award Agreement, the Plan shall govern, and the Award Agreement shall be interpreted to minimize or eliminate any such conflict or inconsistency.

        (k) GOVERNING LAW. Except as to matters of federal law, the Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Maryland without giving effect to conflicts of law principles.

    12.  DEFINITIONS.

        "ANNUAL MEETING" means an annual meeting of the Company's stockholders.

        "AWARD" means an award made pursuant to the terms of the Plan to an Eligible Individual in the form of Stock Options, Stock Appreciation Rights or Restricted Stock (including all grants of Restricted Stock made by the Company during calendar year 1997).

        "AWARD AGREEMENT" means a written agreement or certificate granting an Award. An Award Agreement shall be executed by an officer on behalf of the Company and shall contain such terms and conditions as the Committee deems appropriate and that are not inconsistent with the terms of the Plan. The Committee may in its discretion require that the Participant to whom the relevant Award is made execute an Award Agreement.

        "BOARD" means the Board of Directors of the Company.

        "CHANGE IN CONTROL" shall mean the occurrence of any of the following:

            (i) any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity or person, or any syndicate or group deemed to be a person under Section 14(d)(2) of the Exchange Act (other than (A) AEW Capital Management, (B) the Company or any of its subsidiaries or (C) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or of any of its subsidiaries), is or becomes the "beneficial owner" (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities entitled to vote in the election of directors of the Company;

            (ii) during any period of two (2) consecutive years, individuals who at the beginning of such period constituted the Board and any new directors, whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least three-fourths
       ( 3/4) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof;

           (iii) there occurs a reorganization, merger, consolidation or other corporate transaction involving the Company, in each case with respect to which the stockholders of the Company immediately prior to such transaction do not, immediately after such transaction, own more than 50% of the combined voting power of the Company or other corporation resulting from such transaction; or

            (iv) all or substantially all of the assets of the Company are sold, liquidated or distributed.

        "CODE" means the Internal Revenue Code of 1986, as amended, and the applicable rules and regulations promulgated thereunder.

        "COMMITTEE" means the Compensation Committee of the Board, any successor committee thereto or any other committee appointed by the Board to administer the Plan.

        "COMMON STOCK" means the common stock of the Company, par value $0.02 per share.

        "COMPANY" means Bedford Property Investors, Inc., a Maryland corporation, or any successor to substantially all of its business.

        "EFFECTIVE DATE" shall mean January 1, 1998.

        "ELIGIBLE INDIVIDUALS" means the individuals described in Section 3 who are eligible for Awards under the Plan.

        "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations promulgated thereunder.

        "FAIR MARKET VALUE" means the value of Common Stock determined as follows:

            (i) If the Common Stock is listed on the New York Stock Exchange or any other established stock exchange or a national market system (including without limitation the NASDAQ

       National Market), its Fair Market Value shall be the mean between the high and low sales prices for such stock or the closing bid if no sales were reported, as quoted on such system or exchange (or the exchange with the greatest volume of trading in the Common Stock) for the date of determination or, if the date of determination is not a trading day, the immediately preceding trading day, as reported in THE WALL STREET JOURNAL or such other source as the Committee deems reliable.

            (ii) If the Common Stock is regularly quoted on the NASDAQ system (but not on the NASDAQ National Market) or quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock on the date of determination or, if there are no quoted prices on the date of determination, on the last day on which there are quoted prices prior to the date of determination.

           (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Committee.

        "INCENTIVE STOCK OPTION" means a Stock Option that is an "incentive stock option" within the meaning of Section 422 of the Code and designated by the Committee as an Incentive Stock Option in an Award Agreement.

        "NONQUALIFIED STOCK OPTION" means a Stock Option that is not an Incentive Stock Option.

        "PARTICIPANT" means an Eligible Individual to whom an Award has been granted under the Plan.

        "PLAN" means the Bedford Property Investors, Inc. Amended and Restated Employee Stock Plan.

        "RESTRICTED STOCK" means an Award to receive a specified number of shares of Common Stock granted to an Eligible Individual pursuant to Section 7 hereof.

        "STOCK APPRECIATION RIGHT" means an Award to receive all or some portion of the appreciation on shares of Common Stock granted to an Eligible Individual pursuant to Section 6 hereof.

        "STOCK OPTION" means an Award to purchase shares of Common Stock granted to an Eligible Individual pursuant to Section 5 hereof.

        "SUBSIDIARY" means any corporation that is a "subsidiary corporation" within the meaning of Section 424(f) of the Code with respect to the Company.

    13. EFFECTIVE DATE. The amendments to the Plan set forth herein by restatement shall be effective as of the Effective Date, subject to the approval thereof by the stockholders of the Company by no later than the next Annual Meeting to occur after the Effective Date. If such stockholder approval is not obtained on or before the date of such Annual Meeting, the amendments to the Plan herein shall be void AB INITIO.

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                        PROXY FOR COMMON STOCKHOLDERS

                       BEDFORD PROPERTY INVESTORS, INC.
                PROXY FOR 1998 ANNUAL MEETING OF STOCKHOLDERS

                    THIS PROXY IS SOLICITED BY MANAGEMENT

     The undersigned stockholder of Bedford Property Investors, Inc., a Maryland corporation (the "Company"), hereby appoints Dennis Klimmek and Scott R. Whitney, and each of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 1998 Annual Meeting of Stockholders of the Company to be held on Wednesday, May 13, 1998 at 1:00 p.m. at the Lafayette Park Hotel, 3287 Mount Diablo Boulevard, Lafayette, California, and at any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting, with the same effect as if the undersigned were present. The undersigned hereby revokes any proxy previously given with respect to such shares.

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                                                            Please mark
                                                            your votes as
                                                            indicated in
                                                            this example /X/

1. Election of Directors Nominees: Claude M. Ballard; Peter B. Bedford; Anthony M. Downs; Thomas G. Eastman: Anthony M. Frank; Thomas H. Nolan; Martin I. Zankel.

                / / FOR           / / AGAINST         / / ABSTAIN

For all (Except Nominee(s) written below.)

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

2. Approval of the Amendment and Restatement to the Company's 1992 Directors' Stock Option Plan to increase the number of shares reserved for issuance thereunder by 500,000 shares.

                / / FOR           / / AGAINST         / / ABSTAIN

3. Approval of the Amendment and Restatement to the Company's Employee Stock Option Plan to increase the number of shares reserved for issuance thereunder by 2,100,000 shares.

                / / FOR           / / AGAINST         / / ABSTAIN

4. Ratification of appointment by the Company's Board of Directors of KPMG Peat Marwick LLP to serve as Company's independent auditors for fiscal year ended December 31, 1998.

                / / FOR           / / AGAINST         / / ABSTAIN

      The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement.

      THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF THIS PROXY IS EXECUTED BUT NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSALS AND OTHERWISE IN THE DISCRETION OF THE PROXIES AT THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

                               / /  MARK HERE IF YOU PLAN TO ATTEND THE MEETING

                             Please sign exactly as name appears hereon and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian or as an officer signing for a corporation, please give full title under signature.

                             Signature
                                      -----------------------------------------

                             Signature, if held jointly
                                                       ------------------------

                             Dated                            , 1998
                                  ---------------------------

Votes must be indicated by filling in X in Black or Blue ink.
Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

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